Exhibit 10.2

EXECUTION VERSION

$500,000,000
364-DAY REVOLVING CREDIT AGREEMENT

dated as of September 30, 2024 among
EATON CORPORATION,

The Other Borrowers and Guarantors from time to time party hereto, The Banks from time to time party hereto,
and

CITIBANK, N.A.,
as Administrative Agent,
CITIBANK, N.A., JPMORGAN CHASE BANK, N.A.,
and
BOFA SECURITIES, INC.,
as Joint Lead Arrangers and Joint Bookrunners,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent and
BANK OF AMERICA, N.A.,
as Documentation Agent

TABLE OF CONTENTS
Page
ARTICLE 1
Definitions
Section 1.01.    Definitions    1
Section 1.02.    Accounting Terms and Determinations    19
Section 1.03.    Types of Borrowings    20
Section 1.04.    Interpretation (Netherlands)    20
Section 1.05.    Divisions    20
Section 1.06.    Rates    20
ARTICLE 2
The Credits
Section 2.01.    Commitments to Lend    21
Section 2.02.    Notice of Borrowing    21
Section 2.03.    Notice to Banks; Funding of Loans    22
Section 2.04.    Notes    22
Section 2.05.    Maturity of Loans    23
Section 2.06.    Interest Rates    23
Section 2.07.    Fees    24
Section 2.08.    Optional Termination or Reduction of Commitments    24
Section 2.09.    Mandatory Termination of Commitments    24
Section 2.10.    Optional Prepayments    24
Section 2.11.    Conversion and Continuation Options    25
Section 2.12.    General Provisions as to Payments    25
Section 2.13.    Funding Losses    26
Section 2.14.    Computation of Interest and Fees    26
Section 2.15.    Regulation D Compensation    27
Section 2.16.    Judgment Currency    27
Section 2.17.    Foreign Borrower Costs    28
Section 2.18.    Additional Borrowers    28
Section 2.19.    [Reserved].    29
Section 2.20.    Defaulting Banks    29
Section 2.21.    Increase in the Aggregate Commitments    30
ARTICLE 3
Conditions
Section 3.01.    Closing    31
Section 3.02.    Borrowings.    32
Section 3.03.    First Borrowing by Each Eligible Borrower    33
Section 3.04.    Conditions Precedent to Term Loan Conversion Date    34
ARTICLE 4
Representations and Warranties of the Credit Parties
Section 4.01.    Organizational Existence and Power    34

Section 4.02.    Organizational and Governmental Authorization; No Contravention    34
Section 4.03.    Binding Effect    34
Section 4.04.    Financial Information; No Material Adverse Effect; Accuracy of Information    35
Section 4.05.    Litigation    35
Section 4.06.    Compliance with ERISA    35
Section 4.07.    Environmental Matters    36
Section 4.08.    Taxes    36
Section 4.09.    Subsidiaries    36
Section 4.10.    Not an Investment Company    36
Section 4.11.    Full Disclosure    36
Section 4.12.    Liens    37
Section 4.13.    Compliance with Laws    37
Section 4.14.    Margin Regulations    37
Section 4.15.    Guarantors    37
Section 4.16.    Affected Financial Institutions    38
ARTICLE 5
Covenants
Section 5.01.    Information    38
Section 5.02.    Payment of Obligations    40
Section 5.03.    Maintenance of Property; Insurance    40
Section 5.04.    Conduct of Business and Maintenance of Existence    40
Section 5.05.    Compliance with Laws    41
Section 5.06.    Inspection of Property, Books and Records    41
Section 5.07.    Leverage Ratio    41
Section 5.08.    Negative Pledge    41
Section 5.09.    Limitation on Non-Guarantor Debt    42
Section 5.10.    Consolidations, Mergers and Sales of Assets    43
Section 5.11.    Use of Proceeds    44
Section 5.12.    Covenant to Guarantee Obligations    44
ARTICLE 6
Defaults
Section 6.01.    Events of Default    44
Section 6.02.    Notice of Default    47
ARTICLE 7
The Administrative Agent
Section 7.01.    Appointment and Authority    47
Section 7.02.    Administrative Agent and Affiliates    47
Section 7.03.    Duties of Administrative Agent; Exculpatory Provisions    48
Section 7.04.    Reliance by the Administrative Agent; Consultation with Experts; Delegation of Duties 49
Section 7.05.    Indemnification    50
Section 7.06.    Non-Reliance on Administrative Agent and Other Banks    50
Section 7.07.    Successor Administrative Agent    50
Section 7.08.    No Other Duties, Etc.    51
Section 7.09.    Certain ERISA Matters    51

Section 7.10.    Erroneous Payments    52
ARTICLE 8
Change in Circumstances
Section 8.01.    Basis for Determining Interest Rate Inadequate or Unfair; Reference Successor Rate     55
Section 8.02.    Illegality    56
Section 8.03.    Increased Cost and Reduced Return    56
Section 8.04.    Taxes    57
Section 8.05.    ABR Loans Substituted for Affected Term Benchmark Loans    61
Section 8.06.    Substitution of Bank    61
Section 8.07.    Benchmark Replacement Setting    62
ARTICLE 9
[Reserved]
ARTICLE 10
Guaranty
Section 10.01. The Guaranty    65
Section 10.02. Guaranty Unconditional    66
Section 10.03. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances    66
Section 10.04. Waiver by the Guarantors    67
Section 10.05. Subrogation    67
Section 10.06. Stay of Acceleration    67
Section 10.07. Limitation on Obligations of Guarantor    67
Section 10.08. Release of Guarantors    67
Section 10.09. Joinder of Guarantors    67
Section 10.10. Scheme    68
Section 10.11. Luxembourg Limitation of Guarantee    68
Section 10.12. Irish Limitation of Guarantee    69
Section 10.13. Dutch Limitation of Guarantee    69
ARTICLE 11
Miscellaneous
Section 11.01. Notices    69
Section 11.02. Posting of Approved Electronic Communications    70
Section 11.03. No Waivers    70
Section 11.04. Expenses; Indemnification; Waiver    70
Section 11.05. Set-Off; Sharing of Payments    72
Section 11.06. Amendments and Waivers    72
Section 11.07. Successors and Assigns    73
Section 11.08. Collateral    76
Section 11.09. Governing Law; Submission to Jurisdiction    77
Section 11.10. Counterparts; Integration    77
Section 11.11. Confidentiality; Treatment of Information    78
Section 11.12. Severability    80
Section 11.13. Survival    80
Section 11.14. Waiver of Jury Trial    80

Section 11.15. Captions    81
Section 11.16. No Fiduciary Relationship    81
Section 11.17. USA PATRIOT Act Notification    81
Section 11.18. Acknowledgement and Consent to Bail-In of Affected Financial Institutions    81

Annex A    Pricing Schedule
Annex B    Commitments
Annex C    Guarantors
Exhibit A     Assignment and Assumption Exhibit B    Form of Election to Participate Exhibit C     Form of Election to Terminate Exhibit D     Form of Joinder Agreement Exhibit E     Form of Note
Exhibit F    Form of Notice of Borrowing Exhibit G-1    Section 881(c)(3)(A) Certificate Exhibit G-2     U.S. Tax Compliance Certificate Exhibit G-3     U.S. Tax Compliance Certificate
Exhibit G-4    Foreign Bank U.S. Tax Compliance Certificate Schedule 5.08 Existing Liens

364-DAY REVOLVING CREDIT AGREEMENT
364-DAY REVOLVING CREDIT AGREEMENT (this “Agreement”) dated as of September 30, 2024, among EATON CORPORATION, an Ohio corporation, the other Borrowers and Guarantors (as defined below) party hereto from time to time, the banks and the lending institutions party hereto from time to time (the “Banks”) and CITIBANK, N.A. (“Citibank”), as Administrative Agent;
W I T N E S S E T H:
WHEREAS, the Company desires to enter into the revolving credit facility provided herein for the Company’s general corporate purposes;
NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.01.    Definitions. The following terms, as used herein, have the following meanings: “ABR” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:
(1)the rate of interest announced publicly by Citibank in New York City from time to time, as Citibank’s “base rate”;
(2)for any day, 0.50% per annum above the Federal Funds Rate;
(3)for any day, Term SOFR plus 1.00% per annum.
Each change in any interest rate provided for herein based upon the ABR resulting from a change in the ABR shall take effect at the time of such change in the ABR.
“ABR Loan” means a Loan that bears interest as provided in Section 2.06(a), denominated in dollars to be made by a Bank as an ABR Loan in accordance with the applicable Notice of Borrowing or pursuant to Section 2.11 or Article 8.
“ABR Margin” has the meaning set forth on the Pricing Schedule. “Act” means, the Companies Act, 2014 of Ireland.
“Additional Banks” has the meaning set forth in Section 2.21(d).
“Adjusted Consolidated Net Worth” means at any date the sum, without duplication, of (i) the consolidated shareholders’ equity of Parent and its Consolidated Subsidiaries, (ii) their consolidated liability for post-retirement benefits other than pensions, (iii) the aggregate carrying value of any outstanding Qualifying Preferred Stock, all determined as of such date and (iv) the negative non-cash alternative minimum liability pension adjustments taken after October 31, 2002 in an aggregate amount not to exceed $1,000,000,000.
“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) 0.10%; provided that if Adjusted Term SOFR as so determined shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Administrative Agent” means Citibank in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.
“Administrative Agent’s Fee Letter” means the fee letter agreement dated September 3, 2024, between the Company and the Administrative Agent, relating to the loan facility provided herein, as amended from time to time.
“Administrative Questionnaire” means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Company) duly completed by such Bank.
“Affected Financial Institution” has the meaning set forth in Section 11.18.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.
“Agent’s Group” has the meaning set forth in Section 7.02.
“Agent’s Account” means such account, in respect of Loans denominated in dollars or in respect of Loans denominated in euros, as the Administrative Agent shall designate from time to time in a notice to the Company and the Banks.
“Aggregate Commitments” means the aggregate Commitments of all Banks.
“Aggregate Outstanding Amount” means the aggregate Outstanding Amount of all Banks. “Agreement” has the meaning set forth in the introductory paragraph hereof.
“Anti-Money Laundering Laws” means any law related to terrorism financing or money laundering, including Title III of the USA PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C.§§ 1818(s), 1820(b) and 1951-1959).
“Applicable Lending Office” means, as to any Bank, the office or offices of such Bank described as such in such Bank’s Administrative Questionnaire, or such other office or offices as a Bank may from time to time notify the Company and the Administrative Agent, which office may include any affiliate of such Bank or any domestic or foreign branch of such Bank or such affiliate. Unless the context otherwise requires each reference to a Bank shall include its Applicable Lending Office.
“Approved Electronic Communications” means each Communication that any Borrower is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant hereto, including any financial statement, financial and other report, notice, request, certificate and other information material; provided that, solely with respect to delivery of any such Communication by any Borrower to the Administrative Agent and without limiting or otherwise affecting either the Administrative Agent’s right to effect delivery of such Communication by posting such Communication to the Approved Electronic Platform or the protections afforded hereby to the Administrative Agent in connection with any such posting, the term “Approved Electronic Communication” shall exclude (i) any Notice of Borrowing and any other notice, demand, communication, information, document and other material relating to a Borrowing, (ii) any notice pursuant to Section 2.08, Section 2.10 and Section 2.11 and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article 3 or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.
“Approved Electronic Platform” has the meaning set forth in Section 11.02.
“Approved Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.
“Assignee” has the meaning set forth in Section 11.07(b).
“Assignment and Assumption” means an assignment and assumption agreement entered into by a Bank and an Assignee (with the consent of any party whose consent is required by Section 11.07), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.
“Associated Entity”: Two entities shall be Associated Entities in respect of each other where:
(1)one entity, directly or indirectly, possesses or is beneficially entitled to:
(a)where the other entity is an entity having share capital, more than 50 per cent of the issued share capital of the other entity, or
(b)where the other entity is an entity not having share capital, an interest of more than 50 per cent of the ownership rights in the other entity;
(2)one entity, directly or indirectly, is entitled to exercise more than 50 per cent of the voting power in the other entity;
(3)one entity (in this paragraph referred to as “the first-mentioned entity”), directly or indirectly, holds such rights as would:
(a)where the other entity is a company, if the whole of the profits of that other entity were distributed, entitle the first-mentioned entity, directly or indirectly, to receive more than 50 per cent of the profits so distributed, or
(b)where the other entity is an entity other than a company, if the share of the profits of that other entity to which the first- mentioned entity is entitled, directly or indirectly, is more than 50 per cent;
(4)one entity has definite influence in the management of the other entity (for these purposes, ‘definite influence in the management of another entity’ means the ability to participate, on the board of directors or equivalent governing body of the other entity, in the financial and operating policy decisions of the other entity, where that ability causes, or could cause, the affairs of that other entity to be conducted in accordance with its wishes); or
(5)there is another entity in respect of which the two entities are, in accordance with paragraph (a), (b), (c) or (d), Associated Entities.
“Bail-In Action” has the meaning set forth in Section 11.18.
“Bank” means each bank or financial institution listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 11.07(b), each Person which becomes a Bank pursuant to Section 2.19(b) and Section 2.21(d) and their respective successors.
“Benchmark” has the meaning specified in Section 8.07.
“Benchmark Replacement” has the meaning specified in Section 8.07.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multi-Employer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.
“Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor).
“Borrower” means the Company or the relevant Eligible Borrower, as the context may require, and their respective successors, and “Borrowers” means all of the foregoing.
“Borrowing” has the meaning set forth in Section 1.03.
“Borrowing Minimum” means, in respect of Loans denominated in dollars, $10,000,000 and, in respect of Loans denominated in euros, €10,000,000.
“Borrowing Multiple” means, in respect of Loans denominated in dollars, $1,000,000 and, in respect of Loans denominated in euros, €1,000,000.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks are authorized by law to close, or are in fact closed in the state of New York and, if the applicable Business Day relates to any Term Benchmark Loans denominated in euros, any Business Day on which the Trans- European Automated Real-Time Gross Settlement Express Transfer System (TARGET2) (or, if such clearing system ceases to be operative, such other clearing system (if any) determined by the Administrative Agent to be a suitable replacement) is open for settlement of payments in euro.
“CFC” has the meaning set forth in the definition of “Disregarded Entity”. “Change in Jurisdiction” has the meaning set forth in Section 2.18(a). “Change in Law” has the meaning set forth in Section 8.03.

“Citibank” means Citibank, N.A.
“Closing Date” means the date on which each of the conditions precedent specified in Section 3.01 has been satisfied or waived in accordance with Section 11.06(a), which date is September 30, 2024.
“Commitment” means, with respect to each Bank, the dollar amount set forth opposite the name of such Bank on Annex B hereto, as such amount may be reduced from time to time pursuant to Section 2.08, increased from time to time pursuant to Section 2.21 or increased or reduced from time to time pursuant to Section 11.07(b).
“Commitment Date” has the meaning set forth in Section 2.21(b). “Commitment Increase” has the meaning set forth in Section 2.21(a).
“Communications” means each notice, demand, communication, information, document and other material provided for hereunder or under any other Loan Document or otherwise transmitted between the parties hereto relating to this Agreement, the other Loan Documents, any Borrower or its Affiliates, including all Approved Electronic Communications.
“Company” means Eaton Corporation, an Ohio corporation, and its successors.
“Company’s 2023 Form 10-K” means the Company’s annual report on Form 10- K for 2023, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
“Company’s June 2024 Form 10-Q” means the Company’s quarterly report on Form 10-Q for the fiscal quarter ending June 30, 2024, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
“Compliance Certificate” has the meaning given to such term in Section 5.01(c).
“Conforming Changes” means, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise taxes or branch profits taxes.
“Consolidated Capitalization” means at any date an amount equal to the sum of (i) Consolidated Debt at such date plus (ii) Adjusted Consolidated Net Worth at such date.

“Consolidated Debt” means at any date the Debt of Parent and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.
“Consolidated Subsidiary” means, with respect to any Person at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.
“Credit Parties” means the Borrowers and the Guarantors.
“Debt” of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property which has been acquired prior to such date or services which have been provided prior to such date, except trade accounts payable and accounts for services arising in the ordinary course of business and deferred compensation and other accruals or reserves (including post-retirement benefits) relating to the services of employees, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP,
(v) all obligations of others of the types referred to in clauses (i) and (ii) of this definition which are secured by a Lien on any asset of such Person, whether or not such Person has assumed such obligations, and (vi) all obligations of others of the types referred to in clauses (i) and (ii) of this definition which are Guaranteed by such Person; provided that the term “Debt” shall not include, in each case, (x) accrued expenses and intercompany liabilities arising in the ordinary course of business, (y) prepaid or deferred revenue arising in the ordinary course of business or (z) money borrowed against the cash surrender value of life insurance policies. For the avoidance of doubt, in no event shall any operating lease (or any lease that constituted an operating lease as of December 31, 2018) constitute “Debt”.
“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.
“Defaulting Bank” means any Bank, reasonably determined by the Administrative Agent, that (a) has failed to fund any portion of the Loans required to be funded by it hereunder within two Business Days of the date required to be funded hereunder, unless the subject of a good faith dispute or unless such failure has been cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Bank any other amount required to be paid by it hereunder within two Business Days of the date when due, unless the subject of a good faith dispute or unless such failure has been cured, (c) has notified the Company, the Administrative Agent or any Bank in writing that it does not intend to comply with any of its funding obligations under this Agreement unless the subject of a good faith dispute or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit, (d) has failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans, unless the subject of a good faith dispute; provided that any such Bank shall cease to be a Defaulting Bank under this clause (d) upon receipt of such confirmation by the Administrative Agent, (e) becomes the subject of a Bail-In Action or a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Bank shall not qualify as a Defaulting Bank solely as a result of the acquisition or maintenance of an ownership interest in such Bank or its parent company, or the exercise of control over such Bank or any Person controlling such Bank, by a governmental authority or instrumentality thereof so long as such ownership or control of any equity interests in such Bank or Person controlling such Bank does not result in or provide such Bank with immunity from the jurisdiction of courts within the United States or from enforcement of judgments or writs of attachment on its assets or permit such Bank (or governmental authority or instrumentality thereof) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Bank.
“Disclosed Litigation” means any litigation, disputes and administrative and legal proceedings disclosed in (i) Item 3 (Legal Proceedings) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2024 (the “2023 Annual Report”) and Note 11 (Commitments and Contingencies) and Note 12 (Income Taxes) of the Notes to the Company’s consolidated financial statements included in the 2023 Annual Report, (ii) Part II, Item 1 (Legal Proceedings) of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on April 30, 2024 (the “2024 Q1 Quarterly Report”) and Notes 9 and 10 (Legal Contingencies and Income Tax, respectively) of the Notes to the condensed consolidated financial statements included in the 2024 Q1 Quarterly Report, and (iii) Part II, Item 1 (Legal Proceedings) of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC on August 1, 2024 (the “2024 Q2 Quarterly Report”) and Note 10 (Legal Contingencies) and Note 11 (Income Taxes) of the Notes to the condensed consolidated financial statements included in the 2024 Q2 Quarterly Report.
“Disregarded Entity” means a Subsidiary that is a flow-through entity (i.e., a partnership or a disregarded entity) for United States federal income tax purposes and has no material assets other than Equity Interests of one or more Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957(a) of the Internal Revenue Code (each such controlled foreign corporation, a “CFC”).
“Documentation Agent” means Bank of America, N.A.
“dollars” and “$” each mean lawful money of the United States of America.
“Domestic Subsidiaries” means any Subsidiary of a Person that is organized under the laws of the United States or any State thereof, but excluding any Disregarded Entity.
“Dutch Credit Party” means any Credit Party incorporated in the Netherlands.
“Eaton Controls (Luxembourg) S.à r.l.” means Eaton Controls (Luxembourg) S.à r.l., a Luxembourg société à responsabilité limitée incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 12, rue Eugène Ruppert L-2453 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B 9145.
“Eaton Technologies (Luxembourg) S.à r.l.” means Eaton Technologies (Luxembourg) S.à r.l. a Luxembourg société à responsabilité limitée incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 12, rue Eugène Ruppert L-2453 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B 172.818.
“Eaton Capital” means Eaton Capital Unlimited Company, an Irish unlimited company.
“Eaton Plc” means Eaton Corporation plc, an Irish public limited company and shall include its successors.
“Election to Participate” means an Election to Participate substantially in the form of Exhibit B hereto.
“Election to Terminate” means an Election to Terminate substantially in the form of Exhibit C hereto.

“Eligible Borrower” means (a) Eaton Capital, (b) any other Wholly-Owned Consolidated Subsidiary of Parent as to which an Election to Participate shall have been delivered to the Administrative Agent in accordance with Section 2.18(a) (such Subsidiary, an “Eligible Subsidiary”) and (c) Eaton Corporation plc, in each case so long as an Election to Terminate has not been delivered to the Administrative Agent with respect to such Eligible Borrower.

“Eligible Subsidiary” has the meaning set forth in the definition of “Eligible Borrower”. “Embargoed Person” means (a) any country or territory that is the target of a sanctions program administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or (b) any
Person that (i) is or is owned or controlled by a Person publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by OFAC, (ii) is the target of a sanctions program or sanctions list administered by OFAC, the U.S. State Department, the European Union, His Majesty’s Treasury of the United Kingdom or the Hong Kong Monetary Authority (collectively, “Sanctions”) or (iii) resides, is organized or chartered, or is located in a country or territory that is the subject of a sanctions program administered by OFAC, to the extent that such Person is targeted by such sanctions program.
“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, injunctions, permits, concessions, grants, franchises, licenses, agreements and other legally-binding governmental restrictions relating to the protection of the environment, emissions, discharges or releases of Hazardous Substances into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances or the clean-up or other remediation thereof.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.
“Equivalent” means, at any date of determination thereof, in dollars of euros or in euros of dollars on any date, the spot rate of exchange that appears at 11:00 A.M. (London time), on the display page applicable to the relevant currency on the Oanda website on such date; provided that if there shall at any time no longer exist such a page on such website, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Administrative Agent.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute, and the regulations promulgated and rulings issued thereunder.
“ERISA Group” means Parent, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Parent or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.
“EURIBO Rate” means, for any Interest Period, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on the applicable Bloomberg screen (or any successor to or substitute for Bloomberg, providing rate quotations comparable to those provided by Bloomberg on the Closing Date, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates for the offering of deposits in euro) as of 11:00 A.M. (Brussels time) on the date two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided that, if the EURIBO Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“euro” and “€” means the single currency unit of the member States of the European Union that adopt or have adopted the euro as their lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.
“Eurocurrency Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Bank, under regulations issued from time to time by the Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”).
“Event of Default” has the meaning set forth in Section 6.01.
“Excluded Person” means, (i) any Person that is not a direct or indirect wholly owned Subsidiary of Parent, (ii) any Person that is prohibited by any applicable law, rule or regulation binding on such Person or its properties or by any contractual obligation existing on the date such Person is formed, acquired or (solely with respect to prohibitions under applicable law, rule or regulation) redomiciled, in each case from guaranteeing the obligations under this Agreement (and for so long as such prohibition is in effect), except in the case of a Subsidiary that remains an issuer or co-issuer of or borrower or guarantor under any U.S. debt securities or U.S. syndicated credit facilities, (iii) any CFC, any Disregarded Entity or any Subsidiary that is owned by a CFC, (iv) any Person to the extent that the guarantee of the obligations under this Agreement would result in material adverse tax consequences to Parent or any of its Subsidiaries as reasonably determined by the Company, (v) any Person that is a special purpose entity, a not-for-profit entity or a captive insurance subsidiary and (vi) any Person for which guaranteeing the obligations under this Agreement would require governmental or regulatory consent, approval, license or authorization (unless such consent, approval, license or authorization has been obtained).
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on its income, and franchise taxes and branch profits taxes (i) imposed on it, by the jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or in which such Bank or the Administrative Agent (as the case may be) has its principal office or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise, branch profits or similar taxes imposed on it, in each case by the jurisdiction of such Bank’s Applicable Lending Office or any political subdivision thereof or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its Applicable Lending Office, except in each case to the extent that, pursuant to section 8.04, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Applicable Lending Office (c) Taxes attributable to Recipient’s failure to comply with 8.04(d) and (d) United States withholding tax imposed as a result of FATCA.
“Existing Credit Agreement” means that certain $500,000,000 364-Day Revolving Credit Agreement dated as of October 2, 2023 (as amended and modified from time to time prior to the date hereof) among the Company, the guarantors party thereto, Citibank, as administrative agent, and the banks and the lending institutions from time to time party thereto.

“Facility Fee Rate” has the meaning set forth on the Pricing Schedule.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as in effect on the date hereof (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“Federal Funds Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it; provided that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Fee Letters” means the Administrative Agent’s Fee Letter and the Joint Lead Arranger Fee
Letters.
“Foreign Bank” means a Bank that is not a U.S. Person.
“GAAP” means generally accepted United States accounting principles as in effect from time to time; provided that the Company may at any time elect by written notice to the Administrative Agent to use IFRS in lieu of GAAP for financial reporting purpose and, upon any such notice, references herein to GAAP shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IFRS as in effect from time to time and (b) for prior periods, GAAP as defined in the first sentence of this definition without giving effect to the proviso thereto.
“guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) assuring in any other manner the obligee of such Debt of the payment thereof or protecting such obligee against loss in respect thereof (in whole or in part); provided that the term “Guarantee” shall not include (a) endorsements for collection or deposit in the ordinary course of business or (b) any other obligation described in the foregoing definition if the related Debt does not exceed $1,000,000 in the case of any single obligation excluded pursuant to this clause (b) or $10,000,000 in the aggregate for all obligations excluded pursuant to this clause (b). The term “guarantee” used as a verb has a corresponding meaning.
“Guarantors” means, collectively, each entity listed in Annex C hereto, and each other Person that is a direct or indirect parent entity of the Company that holds any material assets (other than the Equity Interests of the Company or a parent entity of the Company) or owes any material liabilities, whether by formation, acquisition, redomiciliation or otherwise, and each other Subsidiary of Parent that becomes a Guarantor pursuant to Section 5.12 or otherwise by delivering a Joinder Agreement (but, to the extent any such Guarantor or other Subsidiary of Parent is an Eligible Borrower, only with respect to any obligations of the other Borrowers hereunder).

“Hazardous Substances” means any substance defined or regulated as “toxic”, “radioactive”, or “hazardous” under Environmental Laws, including petroleum, its derivatives, by-products, asbestos, asbestos containing material, polychlorinated biphenyls, lead, lead containing material, toxic mold and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.
“IFRS” means the International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto, as in effect from time to time, subject to Section 1.02.
“Increase Date” has the meaning set forth in Section 2.21(a). “Increasing Bank” has the meaning set forth in Section 2.21(b).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitee” has the meaning set forth in Section 11.04(b). “Information” has the meaning set forth in Section 11.11.
“Information Documents” means the Company’s 2023 Form 10-K and the Company’s June 2024 Form 10-Q.
“Insignificant Subsidiaries” means any one or more Subsidiaries (other than a Borrower or a Guarantor) which, if considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” as defined in Rule 12b-2 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.
“Interest Period” means: (a) with respect to any Term Benchmark Loan, (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Term Benchmark Loan and ending one, three or six months thereafter, as selected by the relevant Borrower in its Notice of Borrowing or notice of conversion, as the case may be, given with respect thereto; and (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such Term Benchmark Loan and ending one, three or six months thereafter, as selected by the relevant Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:
(1)if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
(2)a Borrower may not select an Interest Period that would extend beyond the Termination Date or, if the Loan have been converted to a term loan pursuant to Section 2.05 prior to such selection, that ends after the Maturity Date; and
(3)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

(b)with respect to each ABR Borrowing, the period commencing on the date of such Borrowing and ending on the last Business Day of the earliest of the months of March, June, September and December thereafter; provided that:
i.any Interest Period (other than an Interest Period determined pursuant to clause (ii) below) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; and
ii.any Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, or any successor statute, and the regulations promulgated and rulings issued thereunder.
“Irish Credit Party” means an Eligible Borrower or a Guarantor resident in Ireland for Irish tax purposes or which makes such payments through a branch or office or other permanent establishment in Ireland.
“Irish Qualifying Lender” means a Bank or Participant as the case may be, which is beneficially entitled to interest payable under any Loan Document and is:
(1)a bank within the meaning of section 246 of the Irish Taxes Consolidation Act, 1997 which is carrying on a bona fide banking business in Ireland for the purposes of section 246(3)(a) of the Irish Taxes Consolidation Act, 1997 and whose Applicable Lending Office is located in Ireland; or
(2)a company (within the meaning of Section 4 of the Irish Taxes Consolidation Act, 1997);
(a)which, by virtue of the law of a Relevant Territory, is resident in the Relevant Territory for the purposes of corporate income tax and that jurisdiction imposes a tax that generally applies to interest receivable in that jurisdiction by companies from sources outside that jurisdiction; or
(b)in receipt of interest which:
(i)is exempted from the charge to Irish income tax pursuant to the terms of a double taxation treaty entered into between Ireland and another jurisdiction that is in force on the date the relevant interest is paid; or
(ii)would be exempted from the charge to Irish income tax pursuant to the terms of a double taxation treaty entered into between Ireland and another jurisdiction signed on or before the date on which the relevant interest is paid but not in force on that date, assuming that treaty had the force of law on that date, provided that, in the case of both clauses (i) and (ii) above, such company does not provide its commitment in connection with a trade or business which is carried on in Ireland through a branch or agency in Ireland; or
(3)a U.S. company that is incorporated in the U.S. and taxed in the U.S. on its worldwide income where such U.S. company does not provide its commitment in connection with a trade or business carried on through a branch or agency in Ireland; or

(4)a U.S. limited liability company, where the ultimate recipients of the interest payable to that limited liability company satisfy the requirements set out in clause (b)(i), (b)(ii) or (c) above and the business conducted through the limited liability company is so structured for non-tax commercial reasons and not for tax avoidance purposes, provided that such limited liability company and the ultimate recipients of the relevant interest do not provide their commitment in connection with a trade or business which is carried on in Ireland through a branch or agency in Ireland; or
(5)a company (within the meaning of Section 4 of the Irish Taxes Consolidation Act, 1997);
(a)which advances money in the ordinary course of a trade which includes the lending of money;
(b)in whose hands any interest payable in respect of money so advanced is taken into account in computing the trading income of that company;
(c)which has complied with the notification requirements set out in Section 246(5)(a) of the Irish Taxes Consolidation Act, 1997; and
(d)whose Applicable Lending Office is located in Ireland; or
(6)a qualifying company within the meaning of Section 110 of the Irish Taxes Consolidation Act, 1997 and whose Applicable Lending Office is located in Ireland; or
(7)an investment undertaking (within the meaning of Section 739B of the Irish Taxes Consolidation Act, 1997) and whose Applicable Lending Office is located in Ireland;
provided that, in each case at (a) to (g) above, the Bank or Participant as the case may be, is not an Associated Entity of a Borrower that is a Tax Haven Lender.
“IRS” means the United States Internal Revenue Service. “JPMorgan” means JPMorgan Chase Bank, N.A.
“Joinder Agreement” means the joinder agreement substantially in the form of Exhibit D.
“Joint Bookrunners” means, collectively, Citibank, JPMorgan and BofA Securities, Inc., each a “Joint Bookrunner”.
“Joint Lead Arranger Fee Letters” means [(i) ]the fee letter agreement dated September 3, 2024, among the Company, Citibank and JPMorgan relating to the loan facility provided herein, as amended from time to time [and (ii) the fee letter agreements among the Company and any of other Joint Lead Arrangers relating to the loan facility provided herein, as amended from time to time].
“Joint Lead Arrangers” means, collectively, Citibank, JPMorgan and BofA Securities, Inc., each a “Joint Lead Arranger”.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge or security interest of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset; provided that the term “Lien” shall not include (i) title defects, easements, encroachments, encumbrances or rights-of-way or (ii) any mortgage, lien, pledge, charge or security interest on or in any assets of a Subsidiary securing only indebtedness owed by such Subsidiary to Parent or to one or more Wholly-Owned Consolidated Subsidiaries. For the purposes of this

Agreement, Parent or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, finance lease or other title retention agreement relating to such asset.
“Listed Territory” means a territory included in Annex 1 of the Council conclusions on the revised EU list of non-cooperative jurisdictions for tax purposes as published in the Official Journal of the European Union C/2023/437 on 23 October 2023.
“Loan” means an ABR Loan or a Term Benchmark Loan (each of which shall be a “Type” of Loan) and “Loans” means ABR Loans or Term Benchmark Loans or any combination of the foregoing.
“Loan Documents” means, collectively, this Agreement, the Notes, each Election to Participate, each Election to Terminate and any Joinder Agreement.
“Luxembourg Credit Party” means any Credit Party incorporated in Luxembourg.
“Majority Banks” means, at any time, Banks having more than 50% of the Aggregate Commitments at such time or, if the Aggregate Commitments shall have been terminated, holding Outstanding Amounts evidencing more than 50% of the Aggregate Outstanding Amount at such time, provided that the Commitment of, and the Outstanding Amount held by, any Defaulting Bank shall be excluded for purposes of making a determination of Majority Banks.
“Margin Stock” means margin stock within the meaning of Regulation U.
“Material” means material in relation to Parent and its Consolidated Subsidiaries, taken as a whole. “Material Adverse Effect” means any material adverse effect upon the business, financial position or results of operations of Parent and its Consolidated Subsidiaries, taken as a whole.
“Material Debt” means Debt (other than the Loans made hereunder) of Parent and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $150,000,000.
“Material Plan” means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $150,000,000.
“Maturity Date” means the date selected by the Company in any notice of Term Loan Election, but not later than the first anniversary of the Termination Date.
“Moody’s” means Moody’s Investors Service, Inc.
“Multi-Employer Plan” means, at any time, a plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five-year period.
“Non-U.S. Benefit Event” means, with respect to any Non-U.S. Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a governmental authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a governmental authority relating to the intention to terminate any such Non-U.S. Pension Plan or to appoint a trustee or similar official to administer any such Non-U.S. Pension Plan, or alleging the insolvency of any such Non-U.S. Pension Plan, (d) the incurrence of any liability by Parent or any Subsidiary under applicable law on account of the complete or partial termination of such Non-U.S. Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by Parent or any of its Subsidiaries, or the imposition on Parent or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law.
“Non-U.S. Pension Plan” means any benefit plan that under applicable law other than the laws of the United States or any political subdivision thereof, is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a governmental authority.
“Notes” means promissory notes of a Borrower, substantially in the form of Exhibit E hereto, evidencing the obligation of such Borrower to repay the Loans made to it, and “Note” means any one of such promissory notes issued hereunder.
“Notice of Borrowing” has the meaning set forth in Section 2.02.
“OFAC” has the meaning set forth in the definition of “Embargoed Person”.
“Other Connection Taxes” means, with respect to any Recipient, taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” has the meaning set forth in Section 8.04(b).
“Outstanding Amount” means with respect to each Bank, the aggregate outstanding principal amount of Loans on any date (based in respect of Loans denominated in euros by reference to the Equivalent thereof in dollars determined on such date) held by such Bank after giving effect to any Borrowing and prepayments or repayments of such Loans occurring on or prior to such date.
“Parent” means Eaton Corporation plc, or if applicable, Successor Parent.
“Parent Bank” means, with respect to any Bank, any Person controlling such Bank. “Participant” has the meaning set forth in Section 11.07(d).
“Participant Register” has the meaning set forth in Section 11.07(d).
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Permitted Encumbrances” means the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies that are not overdue more than sixty (60) days or are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained; (b) materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue or are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (d) deposits to secure the performance of bids, trade contracts and leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens securing judgments for the payment of money not constituting an Event of Default under Section 6.01(j); (f) easements, rights of way and other similar encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (g) any Liens arising out of or in relation to the general terms and conditions applied by an account bank of any of the Credit Parties; and (h) any Liens including any netting or set-off arising by operation of law as a result of the existence of a fiscal unity (fiscale eenheid) for Dutch tax purposes or its equivalent in any other jurisdiction of which any Credit Party is or has been a member.
“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Plan” means at any time an employee pension benefit plan (other than a Multi- Employer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Sections 412 and 430 of the Internal Revenue Code or Sections 302 and 303 of ERISA and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.
“Pricing Schedule” is contained on Annex A hereto.
“Process Agent” has the meaning set forth in Section 11.09(d). “Protesting Bank” has the meaning set forth in Section 2.18(a).
“Qualifying Preferred Stock” means any preferred stock of Parent if and to the extent that the terms of such preferred stock do not provide for any redemption, repurchase or other acquisition thereof (except a redemption, repurchase or other acquisition thereof at the option of Parent) prior to the date which is 30 days after the Termination Date or, after the occurrence of the Term Loan Conversion Date, after the Maturity Date.
“Recipient” means (a) the Administrative Agent and (b) any Bank. “Register” has the meaning set forth in Section 11.07(c).
“Regulations T, U and X” means Regulations T, U and X issued by the Board, as in effect from time to time.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and such Person’s and such Person’s Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, fund managers, representatives and advisors.

“Relevant Territory” means: (a) a member state of the European Communities (other than Ireland); or (b) to the extent not a member state of the European Communities, a jurisdiction with which Ireland has entered into a double taxation treaty that either has the force of law by virtue of Section 826(1) of the Irish Taxes Consolidation Act, 1997 or which will have the force of law on completion of the procedures set out in Section 826(1) of the Irish Taxes Consolidation Act, 1997.
“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event.
“Restricting Information” has the meaning set forth in Section 11.11(b).
“Revolving Credit Period” means the period from and including the Closing Date to and including the Termination Date.
“S&P” means S&P Global Ratings.
“Sanctions” has the meaning set forth in the definition of “Embargoed Person”.
“Subsidiary” means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Parent (or, if such term is used with reference to any other Person, by such other Person), or in relation to a person incorporated (or established) under Dutch law, a “dochtermaatschappij” within the meaning of article 2:24a of the Dutch Civil Code (regardless of whether the shares or voting rights on the shares in such company are held directly or indirectly through another “dochtermaatschappij”).
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“Substitute Banks” has the meaning set forth in Section 8.06. “Successor Parent” has the meaning set forth in Section 6.01(k). “Syndication Agent” means JPMorgan.
“Tax Haven Lender” means a Lender or Participant as the case may be, which is resident, or which has a permanent establishment to which payments of interest will be made, in a territory other than an EEA Member Country, which is a Listed Territory or a Zero-Tax Territory.
“Taxes” means all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto.
“Term Benchmark Loan” means a Loan that bears interest as provided in Section 2.06(b), to be made by a Bank as a Term Benchmark Loan in accordance with the applicable Notice of Borrowing or pursuant to Section 2.11.

“Term Benchmark Margin” has the meaning set forth on the Pricing Schedule.
“Term Benchmark Rate” means, for any Interest Period (a) for each Term Benchmark Loan constituting part of the same Borrowing denominated in dollars, Adjusted Term SOFR; and (b) for each Term Benchmark Loan constituting part of the same Borrowing denominated in euros, the EURIBO Rate.
“Term Loan Conversion Date” means, if the Term Loan Election has been made, the Termination Date on which all Loans outstanding on such date are converted into a term loan pursuant to Section 2.05.
“Term Loan Election” has the meaning set forth in Section 2.05.
“Termination Date” means the date which is 364 days after the Closing Date (or, if such day is not a Business Day, the immediately preceding Business Day).
“Term SOFR” means
(1)for any calculation with respect to a Term Benchmark Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and
(2)for any calculation with respect to an ABR Loan on any day, the sum of (x) 0.10% per annum plus (y) the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding
U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such ABR SOFR Determination Day; provided, further, that if Term SOFR determined pursuant to this clause (b)) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor under this clause (b).
“Term SOFR Administrator” means, CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Reference Rate” means, the forward-looking term rate based on SOFR.

“Treaty Lender” means a Bank or Participant as the case may be, (other than a Bank or Participant as the case may be, falling within paragraph (b), (c) or (d) of the definition of Irish Qualifying Lender) that is treated as a resident of a Treaty State for the purposes of the relevant Treaty and does not carry on a business in Ireland through a permanent establishment with which that Bank’s or Participant’s as the case may be, participation in this Agreement is effectively connected and fulfills any other conditions which must be fulfilled under the Treaty by residents of that Treaty State for such residents to obtain full exemption for Tax imposed by Ireland on interest payable under the Loan Documents, subject to the completion of procedural formalities.
“Treaty State” means a jurisdiction that has signed a double taxation treaty with Ireland (a “Treaty”) that is in effect and makes provision for full exemption from tax imposed by Ireland on interest.
“Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which
(i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.
“United States” or “U.S.” means the United States of America, including the States thereof and the District of Columbia, but excluding its territories and possessions.
“U.S. Borrower” means any Borrower that is a U.S. Person.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 8.04(d)(ii)(B)(3).
“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended.
“Wholly-Owned Consolidated Subsidiary” means, with respect to any Person, any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors’ qualifying shares) are at the time directly or indirectly owned by such Person.
“Zero-Tax Territory” means a territory that, other than in respect of an entity whose income, profits or gains are treated by that territory, or would be so treated but for an insufficiency of income, profits or gains, as arising or accruing to another entity (a) generally subjects entities to tax at a rate of zero per cent on income, profits and gains or (b) does not generally subject entities, whether on a remittance basis or otherwise, to a tax on income, profits and gains.
Section 1.02.    Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with

GAAP, applied on a basis consistent (except for changes concurred with by Parent’s independent public accountants) with the most recent audited consolidated financial statements of Parent and its Consolidated Subsidiaries delivered to the Banks; provided that if the Company notifies the Administrative Agent that the Company wishes to amend this Agreement to eliminate the effect of any change in GAAP on the operation of any standard, term, or the method of calculation of any covenant herein (or if the Administrative Agent notifies the Company that the Majority Banks wish to amend this Agreement for any such purpose), then compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Majority Banks.
Section 1.03. Types of Borrowings. The term “Borrowing” denotes the aggregation of Loans of the same Type and currency of one or more Banks to be made to a single Borrower pursuant to Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement by reference to the pricing of Loans comprising such Borrowing (e.g., a “Term Benchmark Borrowing” is a Borrowing comprised of Term Benchmark Loans, while an “ABR Borrowing” is a Borrowing comprised of ABR Loans).
Section 1.04. Interpretation (Netherlands). English language words used in this Agreement to describe Dutch law concepts intend to describe such concepts only and the consequences of the use of those words in English law or any other foreign law are to be disregarded.
Section 1.05. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
Section 1.06. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, the EURIBO Rate or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, the EURIBO Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR or a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE 2
The Credits

Section 2.01. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Loans in dollars and/or euros to the Company or any Eligible Borrower pursuant to this Section 2.01 from time to time during the Revolving Credit Period; provided that the Outstanding Amount (based in respect of any Loan denominated in euros by reference to the Equivalent thereof in dollars determined on the date of delivery of the applicable Notice of Borrowing) by such Bank at any one time outstanding to all Borrowers shall not exceed the amount of its Commitment, and the Aggregate Outstanding Amount (based in respect of any Loan denominated in euros by reference to the Equivalent thereof in dollars determined on the date of delivery of the applicable Notice of Borrowing) at any one time outstanding to all Borrowers shall not exceed the Aggregate Commitments. Each Borrowing under this Section 2.01 shall be in an aggregate principal of the Borrowing Minimum or any larger multiple of the Borrowing Multiple (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(c)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrowers may borrow under this Section 2.01, repay, or to the extent permitted by Section 2.10 prepay, Loans and reborrow at any time during the Revolving Credit Period under this Section 2.01. Notwithstanding the foregoing, no more than fifteen (15) Term Benchmark Borrowings shall be outstanding at any one time, and any Borrowing that would exceed such limitation shall be made as an ABR Borrowing.
Section 2.02. Notice of Borrowing. (a) The relevant Borrower shall give the Administrative Agent notice, in substantially the form of Exhibit F hereto (a “Notice of Borrowing”) before (x) 10:00
A.M. (New York City time) on the date of each ABR Borrowing, (y) 11:00 A.M. (New York City time) on the third U.S. Government Securities Business Day before each Term Benchmark Borrowing denominated in dollars and (z) 4:00 P.M. (London time) on the third Business Day before each Term Benchmark Borrowing denominated in euros, specifying:
(a)the date of such Borrowing, which shall be a Business Day,
(b)the aggregate amount of such Borrowing,
(c)whether the Loans comprising such Borrowing are to be ABR Loans or Term Benchmark Loans,
(d)the currency of such Loan; and
(e)in the case of a Term Benchmark Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.
If the relevant Borrower fails to specify a currency in a Notice of Borrowing, then the Borrowing so requested shall be made in Dollars.
(b) The provisions of subsection (a) above notwithstanding, if a Borrower shall not have given a Notice of Borrowing before 10:00 a.m. (New York City time) on the last day of the Interest Period applicable to an outstanding Borrowing, then, unless such Borrower notifies the Administrative Agent before such time that it elects not to borrow on such date, the Administrative Agent shall be deemed to have received a Notice of Borrowing specifying that (i) the date of the proposed Borrowing shall be the last day of the Interest Period applicable to such outstanding Borrowing, (ii) the aggregate amount of the proposed Borrowing shall be the amount of such outstanding Borrowing (reduced to the extent necessary to reflect any reduction of the Commitments on or prior to the date of the proposed Borrowing), and (iii) in case of Loans denominated in dollars, the Loans comprising the proposed Borrowing are to be ABR Loans and, in the case of Term Benchmark Loans denominated in euros, the Loans comprising the proposed Borrowing shall have an Interest Period of one month.
Section 2.03. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s share of such Borrowing.
(2)(i) Not later than 12:00 Noon (New York City time) on the date of each Borrowing denominated in dollars and (ii) not later 12:00 Noon, local time in the city of the Administrative Agent’s Applicable Lending Office on the date of each Term Benchmark Borrowing denominated in euros, each Bank participating therein shall (except as provided in subsection (c) of this Section 2.03) make available its share of such Borrowing, in federal or other funds immediately available to the Administrative Agent at the applicable Agent’s Account. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the relevant Borrower at the Administrative Agent’s aforesaid address in immediately available funds.
(3)If any Bank makes a new Loan denominated in dollars or euros to a Borrower hereunder on a day on which such Borrower is to repay all or any part of an outstanding Loan from such Bank denominated in the same currency of such new Loan, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed by such Borrower and the amount being repaid by it shall be made available by such Bank to the Administrative Agent as provided in subsection (b), or remitted by such Borrower to the Administrative Agent as provided in Section 2.12, as the case may be.
(4)Unless the Administrative Agent shall have received notice from a Bank prior to the time of any Borrowing that such Bank will not make available to the Administrative Agent such Bank’s share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section
2.03 and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the relevant Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of such Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.06 and
(ii) in the case of such Bank, (A) the Federal Funds Rate in the case of Loans denominated in dollars or (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Loans denominated in euros. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank’s Loan included in such Borrowing for purposes of this Agreement. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
Section 2.04. Notes. (a) Upon the request of a Bank, the Loans of such Bank to each Borrower shall be evidenced by a single Note of such Borrower payable to the order of such Bank for the account of its Applicable Lending Office.

(b) Upon receipt of each Bank’s Note pursuant to Section 2.04(a), Section 3.01(b) or Section 3.03(a), the Administrative Agent shall forward such Note to such Bank. Each Bank shall record the date, currency, amount, type and maturity of each Loan made by it to each Borrower and the date and amount of each payment of principal made with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of any of its Notes, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan to the relevant Borrower then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of any Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by each Borrower to so endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.
Section 2.05. Maturity of Loans. Subject to the next succeeding sentence, each Loan shall mature, and the outstanding principal amount thereof shall be due and payable, on the Termination Date. The Company may, upon notice to the Administrative Agent not earlier than twenty Business Days and not later than ten Business Days, prior to the Termination Date, elect (the “Term Loan Election”) to convert all of the Loans outstanding on the Termination Date into term loans; provided, that no such Loans shall be converted pursuant to the Term Loan Election unless the conditions set forth in Section 3.04 are satisfied on the Term Loan Conversion Date. The outstanding principal amount of all such Loans converted into term loans shall be due and payable on the Maturity Date and such Loans shall continue to constitute Loans except that the Borrowers may not reborrow pursuant to Section 2.01 after all or any portion of such Loans have been prepaid pursuant to Section 2.10.
Section 2.06. Interest Rates. (a) Each ABR Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of the ABR Margin for such day plus the ABR for such day. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of or interest on any ABR Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to ABR Loans for such day.
(2)Each Term Benchmark Loan shall bear interest on the outstanding principal amount thereof, for each day in the Interest Period applicable thereto, at a rate per annum equal to the sum of the Term Benchmark Margin for such day plus the Term Benchmark Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.
(3)Any overdue principal of or interest on any Term Benchmark Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the sum of the Term Benchmark Margin for such day plus the Term Benchmark Rate applicable to such Loan (or, if the circumstances described in clause (i) or (ii) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to ABR Loans for such day).
(4)The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the relevant Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.
(5)In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party hereto. The Administrative Agent will promptly notify the

Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark.
Section 2.07.    Fees.
(1)Facility Fee. The Company shall pay to the Administrative Agent for the account of the Banks ratably a facility fee at the Facility Fee Rate. Such facility fee shall accrue (i) for each day from and including the Closing Date to but excluding the Termination Date (or earlier date of termination of the Aggregate Commitments), on the Aggregate Commitments (whether used or unused) on such day and (ii) for each day from and including such Termination Date or other date of termination to but excluding the date the Loans shall be repaid in their entirety, on the Aggregate Outstanding Amount on such day. Fees under this subsection (a) accrued through the last day of each March, June, September and December shall be payable quarterly in arrears on the fifteenth day following such last day and shall be payable upon the date of termination of the Commitments in their entirety (or, if later, the date the Loans shall be repaid in their entirety).
(2)Fee Letters. The Company shall pay to the applicable Joint Lead Arrangers and the Administrative Agent for their own respective accounts, fees in the amounts and at such times as are specified in the Fee Letters.
Section 2.08. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Company may, upon at least three Business Days’ notice to the Administrative Agent, ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $5,000,000 the Aggregate Commitments in excess of the Aggregate Outstanding Amount. Once reduced or terminated, the Aggregate Commitments may not be reinstated. The Administrative Agent shall provide each Bank with prompt notice of any reduction or termination of the Aggregate Commitments.
Section 2.09. Mandatory Termination of Commitments. The Commitment of each Bank shall automatically terminate on the Termination Date, and any Loans other than Loans converted into term loans pursuant to Section 2.05 then outstanding (together with accrued interest thereon) shall be due and payable on such date.
Section 2.10.    Optional Prepayments.
(1)The relevant Borrower may (i) upon same day’s notice to the Administrative Agent, prepay any ABR Borrowing, (ii) upon at least three U.S. Government Securities Business Days’ notice to the Administrative Agent, prepay any Term Benchmark Borrowing denominated in dollars, and(iii) upon at least three Business Days’ notice to the Administrative Agent, prepay any Term Benchmark Borrowing denominated in euro, in whole at any time, or from time to time in part in amounts aggregating the Borrowing Minimum or any larger multiple of the Borrowing Multiple, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing. In connection with any such prepayment of a Term Benchmark Borrowing, the Company shall reimburse the Banks for funding losses as provided in Section 2.13.
(2)Prior to any prepayment of Loans under this Section 2.10, the relevant Borrower shall specify the Borrowing or Borrowings to be prepaid (or, if no such specification shall have been provided and such prepayment is in dollars, the Administrative Agent shall apply such prepayment first to ABR Loans and second to Term Benchmark Loans, in direct order of next succeeding interest payment date thereafter).

(3)Upon receipt of a notice of prepayment pursuant to this Section 2.10, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s ratable share (if any) of such prepayment.

Section 2.11. Conversion and Continuation Options. The Company (on its behalf and on behalf of any other Borrower) may elect from time to time to convert all or any part of the Loans denominated in dollars of one Type constituting the same Borrowing into Loans denominated in dollars of the other Type or continue all or any part of a Loan of one Type constituting the same Borrowing or Loans of the same Type and in the same currency, by giving the Administrative Agent at least two Business Days’ prior irrevocable notice (or, in the case of a conversion to Term Benchmark Loans denominated in dollars, three U.S. Government Securities Business Days’ prior irrevocable notice) of such election (which in the case of a notice of continuation of a Term Benchmark Loan shall be given in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.01, of the length of the next Interest Period to be applicable to such Loans); provided, however, that (i) any conversion of Term Benchmark Loans into ABR Loans shall be made only on the last day of an Interest Period with respect thereto, (ii) no ABR Loan may be converted into a Term Benchmark Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Banks have determined in its or their sole discretion not to permit such conversions, and (iii) no Term Benchmark Loan may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Banks have determined in its or their sole discretion not to permit such continuation; and provided, further that, if in connection with a continuation of Term Benchmark Loans, the Company shall fail to give any required notice as described above in this paragraph or if a continuation is not permitted pursuant to this clause (iii), such Loans shall, if denominated in dollars, be automatically converted to ABR Loans on the last day of such then expiring Interest Period, or if denominated in euros, shall be automatically exchanged for an Equivalent amount of dollars and converted to ABR Loans on the last date of such then expiring Interest Period. Each such notice of conversion or continuation shall, within the restrictions specified above, specify (A) the date of such conversion or continuation, (B) the dollar denominated Loans to be converted or continued, and (C) if such conversion is into Term Benchmark Loans, the duration of the initial Interest Period for each such Loan. Each notice of conversion or continuation shall be irrevocable and binding on the Company. Upon receipt of any such notice of conversion or continuation the Administrative Agent shall promptly notify each Bank thereof.
Section 2.12. General Provisions as to Payments. (a) (i) The Borrowers shall make each payment of principal of, and interest on, the Loans denominated in dollars and of fees hereunder, without deduction, set-off, defense, recoupment or counterclaim, not later than 12:00 Noon (New York City time) on the date when due, in federal or other funds immediately available to the Administrative Agent at the applicable Agent’s Account and (ii) the Borrowers shall make each payment of principal of, and interest on, the Loans denominated in euros, without deduction, set-off, defense, recoupment or counterclaim, not later than 12:00 Noon (New York City time) on the date when due, in funds immediately available to the Administrative Agent at the applicable Agent’s Account. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks in the same type and currency of funds. Whenever any payment of principal of, or interest on, the ABR Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day, unless such Business Day occurs after the Maturity Date, in which case the date for payment then shall be the immediately preceding Business Day. Whenever any payment of principal of, or interest on, the Term Benchmark Loans shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, or occurs after the Maturity Date, in which case the date for payment thereof shall be the immediately preceding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

(2)Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due from such Borrower to the Banks hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that such Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at (i) the Federal Funds Rate in the case of Loans denominated in dollars or (ii) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Loans denominated in euros.
(3)To the extent that the Administrative Agent receives funds for application to the amounts owing by any Borrower under or in respect of this Agreement or any Note in currencies other than the currency or currencies required to enable the Administrative Agent to distribute funds to the Banks in accordance with the terms of this Section 2.12, the Administrative Agent shall be entitled to convert or exchange such funds into dollars or into euros or from dollars to euros or from euros to dollars, as the case may be, to the extent necessary to enable the Administrative Agent to distribute such funds in accordance with the terms of this Section 2.12; provided that each Borrower and each of the Banks hereby agree that the Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by such Borrower or such Bank as a result of any conversion or exchange of currencies affected pursuant to this Section 2.12(c) or as a result of the failure of the Administrative Agent to effect any such conversion or exchange; and provided, further that such Borrower agrees to indemnify the Administrative Agent and each Bank, and hold the Administrative Agent and each Bank harmless, for any and all losses, costs and expenses incurred by the Administrative Agent or any Bank for any conversion or exchange of currencies (or the failure to convert or exchange any currencies) in accordance with this Section 2.12(c).
Section 2.13. Funding Losses. If (i) a Borrower makes any payment of principal with respect to any Term Benchmark Loan (pursuant to Section 2.10, Article 6 or Article 8 or otherwise) on any day other than the last day of the Interest Period applicable thereto, (ii) a Borrower fails to borrow any Term Benchmark Loan after notice has been given to any Bank in accordance with Section 2.03(a) or fails to prepay in accordance with a notice of prepayment under Section 2.10(a) or (iii) the Company requires a Bank to assign its rights with respect to any Term Benchmark Loan to a Substitute Bank pursuant to Section
8.06 on any day other than the last day of the Interest Period applicable thereto, the Company shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment, failure to borrow or required assignment; provided that such Bank shall have delivered to the Company a certificate setting forth the amount of such loss or expense and showing in reasonable detail how such amount was calculated, which certificate shall be conclusive in the absence of manifest error.
Section 2.14. Computation of Interest and Fees. (a) Interest based on Citibank’s base rate or the Federal Funds Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).
(b)    Subject to Section 8.07, if on or prior to the first day of any Interest Period for any Term Benchmark Loans, (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that Adjusted Term SOFR or the EURIBO Rate, as applicable, cannot be determined pursuant to the definition thereof, or (ii) the Majority Banks determine that for any reason in connection with any request for a Term Benchmark Loan, or a conversion thereto or a continuation thereof that Adjusted Term SOFR or the EURIBO Rate, as applicable, for any requested Interest Period with respect to a proposed Term Benchmark Loan, as applicable, does not adequately and fairly reflect the cost to such Banks of making and maintaining such Loan, and the Majority Banks have provided notice of such determination to the Administrative Agent, then upon prompt notice thereof by the Administrative Agent to the Borrowers and each Bank, (a) each Term Benchmark Loan made by such Bank will automatically, upon such demand, (i) if such Term Benchmark Loan is denominated in dollars, be converted into an ABR Loan and (ii) if such Term Benchmark Loan is denominated in euros, be exchanged into an Equivalent amount of dollars and be converted into an ABR Loan and (b) any obligation of the Banks to make Term Benchmark Loans denominated in dollars or euros, as applicable, and any right of any Borrower to continue Term Benchmark Loans denominated in dollars or euros, as applicable, or to convert ABR Loans to Term Benchmark Loans denominated in dollars, shall be suspended (to the extent of the affected Term Benchmark Loans, or affected Interest Periods) until the Administrative Agent revokes such notice.
Section 2.15. Regulation D Compensation. Each Bank may require each Borrower to pay, contemporaneously with each payment of interest on Term Benchmark Loans made to such Borrower, additional interest on the relevant Term Benchmark Loan of such Bank to such Borrower at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable Term Benchmark Rate divided by (B) one minus the Eurocurrency Reserve Percentage over (ii) the applicable Term Benchmark Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify such Borrower and the Administrative Agent, in which case such additional interest on the Term Benchmark Loans of such Bank to such Borrower shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Business Days after the giving of such notice and (y) shall notify such Borrower at least five Business Days prior to each date on which interest is payable on Term Benchmark Loans made to such Borrower, of the amount then due to such Bank under this Section 2.15. Each Bank confirms that, as of the date hereof, the Eurocurrency Reserve Percentage is zero.
Section 2.16. Judgment Currency. (a) If for the purpose of obtaining or enforcing a judgment in any court it is necessary to convert a sum due from any Credit Party hereunder or under any of the Notes in dollars or euros into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase dollars or euros, as applicable, with such other currency at the Administrative Agent’s office on the Business Day preceding that on which final judgment is given.
(b) The obligations of each Credit Party in respect of any sum due to any Bank or the Administrative Agent hereunder or under any Note in any currency (the “Primary Currency”) shall, notwithstanding any judgment in any other currency (the “Judgment Currency”), be discharged only to the extent that, on the Business Day following receipt by such Bank or the Administrative Agent (as the case may be) of any sum adjudged to be so due in the Judgment Currency, such Bank or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the applicable Primary Currency with the Judgment Currency. If the amount of the applicable Primary Currency so purchased is less than the sum originally due to such Bank or the Administrative Agent, as the case may be, in the applicable Primary Currency, each Credit Party agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Administrative Agent, as the case may be, against such loss, and if the amount of the applicable Primary Currency so purchased exceeds the sum of (i) the amount originally due to such Bank or the Administrative Agent, as the case may be, and (ii) any amounts shared with other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under Section 11.05, such Bank or the Administrative Agent, as the case may be, agrees to remit such excess to the relevant Credit Party.
Section 2.17. Foreign Borrower Costs. (a) If the cost to any Bank of making or maintaining any Loan to an Eligible Borrower is increased, or the amount of any sum received or receivable by any Bank (or its Applicable Lending Office) is reduced by an amount deemed by such Bank to be material, by reason of the fact that such Eligible Borrower is incorporated in or organized under the laws of, or conducts business in, a jurisdiction outside the United States, such Eligible Borrower shall indemnify such Bank for such increased cost or reduction within 15 days after demand by such Bank (with a copy of such demand being delivered to the Administrative Agent). A certificate of such Bank, claiming compensation under this subsection (a), setting forth the additional amount or amounts to be paid to it hereunder and showing in reasonable detail how such amount or amounts were calculated, shall be conclusive in the absence of manifest error.
(2)Each Bank will promptly notify the Company and the Administrative Agent of any event of which it has knowledge that will entitle such Bank to additional interest or payments pursuant to subsection (a) of this Section 2.17 and will designate a different Applicable Lending Office if, in the judgment of such Bank, such designation will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to such Bank.
(3)Notwithstanding the foregoing, this Section 2.17 shall not apply to any taxes, duties, levies, imposts, deductions, charges or withholdings, which shall be governed exclusively by Sections 8.03 and 8.04.
Section 2.18. Additional Borrowers. (a) The Company may from time to time upon not less than ten (10) Business Days’ notice cause any Eligible Subsidiary to become eligible to borrow under Section 2.01 by delivering to the Administrative Agent an Election to Participate with respect to such Eligible Subsidiary. Following the delivery of an Election to Participate, if such election obligates the Administrative Agent or any Bank to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall, promptly upon the request of the Administrative Agent or any Bank, supply such documentation and other evidence as is reasonably requested by the Administrative Agent or any Bank in order for the Administrative Agent or such Bank to carry out and be satisfied it has complied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations, including, a Beneficial Ownership Certification in relation to any such Eligible Borrower to the extent such Eligible Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.
The eligibility of any such Eligible Borrower to borrow under said Sections shall terminate (x) when the Administrative Agent receives an Election to Terminate with respect to such Eligible Borrower or (y) upon a change (such change, a “Change in Jurisdiction”) in the jurisdiction of organization or formation of such Eligible Borrower (other than a change from one State of the United States to another State of the United States); provided that the Company may at any time after such termination, subject to compliance with this Section 2.18 (assuming that such Eligible Borrower was an Eligible Subsidiary for purposes of the fourth paragraph hereof) and Section 3.03, cause such Eligible Borrower to become eligible to borrow under Section 2.01 by delivering to the Administrative Agent an Election to Participate with respect to such Eligible Borrower. Each Election to Participate delivered to the Administrative Agent shall be duly executed on behalf of the relevant Eligible Subsidiary and the Company, and each Election to Terminate delivered to the Administrative Agent shall be duly executed on behalf of the Company. The delivery of an Election to Terminate with respect to an Eligible Borrower or a Change in Jurisdiction of an Eligible Borrower shall not affect any obligation of the relevant Eligible Borrower theretofore incurred. The Administrative Agent shall promptly (i) give notice to the Banks of its receipt of any

Election to Participate, Election to Terminate or notice of a change in the jurisdiction of organization or formation of an Eligible Borrower pursuant to Section 5.01(j) and (ii) provide such Election to Participate or Election to Terminate to each Bank.
Any Bank may, with notice to the Administrative Agent and the Company, fulfill its Commitment to any Eligible Borrower not organized under the laws of the United States or any State thereof by causing an Affiliate of such Bank to act as the Bank in respect of such Eligible Borrower; provided that, for all purposes of voting or consenting with respect to (a) any amendment, supplementation or modification of any Loan Document, (b) any waiver of any requirements of any Loan Document or any Default or Event of Default and its consequences, or (c) any other matter as to which a Bank may vote or consent pursuant to Section 11.06 of this Agreement, the Bank making such election shall be deemed the “Person” rather than such Affiliate, which shall not be entitled to vote or consent.
As soon as practicable after receiving notice from the Company or the Administrative Agent of the Company’s intent to designate any Eligible Subsidiary that is not organized under the laws of the United States or any State thereof as a Borrower, and in any event within two Business Days after the delivery of an executed Election to Participate to the Administrative Agent pursuant to this Section 2.18(a) with respect to such Eligible Subsidiary, any Bank that is prohibited by law or by any bona fide policy of general applicability from lending to, establishing credit for the account of and/or doing any business whatsoever with Persons in the jurisdiction of such Eligible Subsidiary directly or through an Affiliate of such Bank as provided in the immediately preceding paragraph (a “Protesting Bank”) shall so notify the Company and the Administrative Agent in writing. With respect to each Protesting Bank, the Company shall, effective on or before the date that such Eligible Borrower shall have the right to borrow hereunder, either (A) notify the Administrative Agent and such Protesting Bank that the Commitments of such Protesting Bank shall be terminated; provided that such Protesting Bank shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (notwithstanding any provision herein providing that such amounts shall be applied to the Banks ratably), or (B) cancel its request to designate such Eligible Subsidiary as an “Eligible Borrower” hereunder.
(2)If (i) an Eligible Borrower at any time ceases to be an Eligible Borrower (by reason of an Election to Terminate being delivered to the Administrative Agent, by reason of an Eligible Subsidiary no longer being a Wholly-Owned Consolidated Subsidiary of the Parent, by reason of a Change in Jurisdiction of an Eligible Borrower or otherwise) or (ii) an Event of Default specified in Section 6.01(g) or Section 6.01(h) occurs with respect to an Eligible Borrower:
(x)the Banks will have no obligation to make any further Loans to such Eligible Borrower, and
(y)the Company will inform each Bank of the relevant event described in clause (i) or (ii) of this subsection (b) within three Business Days after it occurs and, within 30 days after being requested to do so by any Bank, will repay to such Bank the outstanding Loans made to the relevant Eligible Borrower in an amount equal to the unpaid principal amount of such Loans plus interest accrued thereon to the date of such repayment and, if such repayment does not occur on the last day of an Interest Period, an amount sufficient to reimburse such Bank for any funding losses, calculated as provided in Section 2.13 as if such Loans had been prepaid on the date of such repayment.
Section 2.19.    [Reserved].
Section 2.20. Defaulting Banks. Notwithstanding any provision of this Agreement to the contrary, if any Bank becomes a Defaulting Bank, then the following provisions shall apply for so long as such

Bank is a Defaulting Bank: (a) facility fees payable to such Defaulting Bank under Section 2.07(a) shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Bank; and (b) any amount payable to such Defaulting Bank hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Bank pursuant to Section 11.05 but excluding Section 8.06) may, in lieu of being distributed to such Defaulting Bank, be applied by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Bank to the Administrative Agent hereunder, (ii) second, to the funding of any Loan in respect of which such Defaulting Bank has failed to fund its portion thereof as required by this Agreement and (iii) third, to such Defaulting Bank.
Section 2.21. Increase in the Aggregate Commitments. (a) The Company may, at any time but in any event not more than once in any calendar year prior to the Termination Date, by notice to the Administrative Agent, request that the Aggregate Commitments be increased by an amount of at least
$10,000,000 or an integral multiple of $5,000,000 in excess thereof (each a “Commitment Increase”) to be effective as of a date that is at least 90 days prior to the Termination Date (the “Increase Date”) as specified in the related notice to the Administrative Agent; provided, however that (i) in no event shall the Aggregate Commitments at any time exceed $750,000,000 and (ii) on the date of any request by the Company for a Commitment Increase and on the related Increase Date, (A) no Default has occurred and is continuing and (B) the representations and warranties contained in Article 4 are true and correct in all material respects on and as of such date as if made on and as of such date (except (i) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (ii) any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects).
(2)The Administrative Agent shall promptly notify the Banks of a request by the Company for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Banks wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the “Commitment Date”). Each Bank that is willing to participate in such requested Commitment Increase (each an “Increasing Bank”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment. If the Banks notify the Administrative Agent that they are willing to increase the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated among the Banks willing to participate therein in such amounts as are agreed between the Company and the Administrative Agent.
(3)Promptly following each Commitment Date, the Administrative Agent shall notify the Company as to the amount, if any, by which the Banks are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Banks are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Company may extend offers to one or more new Banks to participate in any portion of the requested Commitment Increase that has not been committed to by the Banks as of the applicable Commitment Date; provided, however, that the Commitment of each such new Bank shall be in an amount of at least $10,000,000 or an integral multiple of $1,000,000 in excess thereof.
(4)On each Increase Date, each new Bank that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.21(b) as a new Bank (each, an “Additional Bank”) shall become a Bank party to this Agreement as of such Increase Date and the Commitment of each Increasing Bank for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Bank pursuant to the last sentence of Section 2.21(b)) as of such Increase Date;

provided, however, that the Administrative Agent shall have received on or before such Increase Date the following, each dated such date:
(a)(A) certified copies of resolutions of the Board of Directors of the Company or the Executive Committee of such Board of Directors approving the Commitment Increase and the corresponding modifications to this Agreement and (B) an opinion of counsel for the Company (which may be in-house counsel) reasonably satisfactory to the Administrative Agent;
(b)an officer’s certificate of the Company certifying that (A) no Default as of the Increase Date has occurred and is continuing and (B) the representations and warranties contained in Article 4 are true and correct in all material respects on and as of the Increase Date as if made on and as of such date (except (i) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (ii) any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects);
(c)an assumption agreement from each Additional Bank, if any, in form and substance reasonably satisfactory to the Company and the Administrative Agent, duly executed by such Additional Bank, the Administrative Agent and the Company; and
(d)confirmation from each Increasing Bank of the increase in the amount of its Commitment in a writing reasonably satisfactory to the Company and the Administrative Agent.
On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.21(d), the Administrative Agent shall notify the Banks (including, without limitation, each Additional Bank) and the Company, on or before 1:00 P.M. (New York City time), by telecopier or electronic communication, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Bank and each Additional Bank on such date. Each Increasing Bank and each Additional Bank will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Banks or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Banks in accordance with the Commitments.
ARTICLE 3
Conditions

Section 3.01. Closing. This Agreement shall become effective and the closing hereunder shall occur upon receipt by the Administrative Agent of (x) all fees and other amounts due and payable to the Administrative Agent on or prior to the Closing Date and (y) the following documents, each dated the Closing Date unless otherwise indicated, and each in form and substance reasonably satisfactory to the Administrative Agent:
(1)executed counterparts of this Agreement;
(2)a duly executed Note of the Company for the account of each Bank that has requested a Note at least two Business Days prior to the Closing Date, dated on or before the Closing Date and complying with the provisions of Section 2.04;
(3)an opinion of (i) in-house Ohio counsel to the Company and (ii) local counsel to each of the other Credit Parties;

(4)an opinion of Squire Patton Boggs (US) LLP, counsel to the Company;
(5)certified copies of (x) the organizational or constitutional documents of the Credit Parties,
(y) resolutions evidencing the authority for and the validity of this Agreement and the Notes, and (z) all documents evidencing other necessary organizational action and governmental approvals, if any, with respect to this Agreement and the Notes;
(6)an officer’s certificate of the Company certifying that (i) no Default as of the Closing Date has occurred and is continuing, and (ii) the representations and warranties contained in Article 4 are true and correct in all material respects on and as of the Closing Date as if made on and as of such date (except
(i) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (ii) any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects);
(7)a certificate from the Secretary of State of the jurisdiction of organization of each Credit Party that is organized under the laws of the United States or any State thereof dated a date reasonably close to the Closing Date as to the good standing of, if applicable, and organizational documents filed by such Credit Party;
(8)a secretary’s or with respect to the Credit Parties organized under the laws of the Netherlands or the laws of the Grand Duchy of Luxembourg, any equivalent certificate of each Credit Party certifying the names and true signatures of the officers, or with respect to the Credit Parties organized under the laws of the Netherlands or the laws of the Grand Duchy of Luxembourg, a managing director or any other person who is authorised to represent the company, of such Credit Party authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder to which such Credit Party is a party;
(9)at least three Business Days prior to the Closing Date, any documentation or other evidence reasonably requested by the Administrative Agent and the Banks at least three Business Days prior to the Closing Date in order to comply with all necessary “know your customer” or other similar checks under all applicable laws and regulations and, to the extent any Credit Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a duly executed Beneficial Ownership Certification in relation to such Credit Party; and
(10)evidence that, substantially concurrently with the closing hereunder, all commitments under the Existing Credit Agreement shall be terminated, and all amounts owing thereunder shall be repaid in full.
The Administrative Agent shall promptly notify the Company and the Banks of the occurrence of the Closing Date, and such notice shall be conclusive and binding on all parties hereto. Without limiting the generality of Section 7.04, for purposes of determining compliance with the conditions specified in this Section 3.01, each Bank that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Bank unless the Administrative Agent shall have received notice from such Bank prior to the proposed Closing Date specifying its objection thereto.
Section 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:
(1)the fact that the Closing Date shall have occurred on or before September 30, 2024;

(2)receipt (or deemed receipt) by the Administrative Agent of a Notice of Borrowing as required by Section 2.02;
(3)the fact that, immediately after such Borrowing, the Aggregate Outstanding Amount will not exceed the Aggregate Commitments;
(4)the fact that immediately before and after such Borrowing, no Default shall have occurred and be continuing; and
(5)the fact that the representations and warranties contained in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing (except (i) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, (ii) that this clause
(6)shall not apply to the representations and warranties set forth in Section 4.04(c) and Section 4.12 and
(iii) any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects).
Each Borrowing hereunder shall be deemed to be a representation and warranty by the relevant Borrower on the date of such Borrowing as to the facts specified in clauses (c), (d) and (e) of this Section 3.02.
Section 3.03. First Borrowing by Each Eligible Borrower. The obligation of each Bank to make a Loan on the occasion of the first Borrowing by each Eligible Borrower (including, without limitation, the first Borrowing by an Eligible Borrower following a Change in Jurisdiction of such Eligible Borrower) is subject to the satisfaction of the following further conditions:
(1)receipt by the Administrative Agent for the account of each Bank that has requested a Note at least two Business Days prior to the date of such Borrowing of a duly executed Note of such Eligible Borrower, dated on or before the date of such Borrowing, complying with the provisions of Section 2.04; provided that in exchange of such receipt, the Administrative Agent shall return to the Company any Note previously delivered to such Bank pursuant to Section 2.18(b) or 3.01(b), as applicable;
(2)receipt by the Administrative Agent of one or more opinions of counsel for such Eligible Borrower in form and substance reasonably satisfactory to the Administrative Agent;
(3)receipt by the Administrative Agent of all documents which it may reasonably request relating to (i) the existence of such Eligible Borrower, (ii) the organizational authority for and the validity of the Election to Participate of such Eligible Borrower, this Agreement and the Notes of such Eligible Borrower and (iii) the organizational authorization by the board of directors of the Company of the guaranty set forth in Article 10 hereof with respect to such Eligible Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent; and
(4)receipt by the Administrative Agent or any Bank of any documentation or other evidence reasonably requested pursuant to Section 2.18(a) in order to comply with all necessary “know your customer” or other similar checks under all applicable laws and regulations and, to the extent such Eligible Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Eligible Borrower.
Each opinion referred to in clause (b) above shall be dated no more than five Business Days before the date of the first Borrowing by such Eligible Borrower; provided that, notwithstanding anything to the contrary in this Section 3.03, the obligations of Eaton Plc under clauses (b) and (c) above may be satisfied by delivery of such opinions and documents under Section 3.01 on the Closing Date.
Section 3.04. Conditions Precedent to Term Loan Conversion Date. The Term Loan Election shall be subject to the conditions precedent that and on the Term Loan Conversion Date:
(a)the following statements shall be true (and the giving of notice of the Term Loan Election shall constitute a representation and warranty by the Company that on the date of the Term Loan Election and on the Term Loan Conversion Date, respectively such statement is true):
(i)No event has occurred and is continuing, or would result from the Term Loan Election, that constitutes a Default; and
(ii)The representations and warranties contained in this Agreement are true and correct in all material respects on and as of such date (except (A) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (B) any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects).
(b)the Administrative Agent shall have received for the ratable account of the Banks a fee equal to 0.75% of the aggregate principal amount of the Loans outstanding on the Term Loan Conversion Date.
ARTICLE 4
Representations and Warranties of the Credit Parties

Each Credit Party represents and warrants that:
Section 4.01. Organizational Existence and Power. Such Credit Party is duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, incorporation or formation, as applicable, and has all organizational powers and all Material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted (except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect), and in the case of an Eligible Subsidiary, such Eligible Subsidiary is, and at the time of each borrowing by it hereunder will be, a Wholly-Owned Consolidated Subsidiary of Parent.
Section 4.02. Organizational and Governmental Authorization; No Contravention. The execution, delivery and performance by such Credit Party of this Agreement and any Joinder Agreement, and by each Borrower of its Notes and any Election to Participate are within such Credit Party’s organizational powers, have been duly authorized by all necessary organizational action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of such Credit Party’s organizational or constitutional documents or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Credit Party or any of such Credit Party’s Subsidiaries or result in the creation or imposition of any Lien on any asset of such Credit Party or any of such Credit Party’s Subsidiaries.
Section 4.03. Binding Effect. This Agreement (including after giving effect to any applicable Joinder Agreements delivered by it pursuant to Section 5.12) constitutes such Credit Party’s valid and binding agreement and the Notes, when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligations of the applicable Borrower, in each case enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency or other similar laws affecting the rights and remedies of creditors generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
Section 4.04. Financial Information; No Material Adverse Effect; Accuracy of Information. (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 2023 and the related consolidated statements of income, shareholders’ equity and cash flows for the fiscal year then ended, reported on by Ernst & Young LLP and set forth in the Company’s 2023 Form 10-K, fairly present, in conformity with GAAP, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.
(2)The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of June 30, 2024 and the related unaudited consolidated statements of income, shareholders’ equity and cash flows for the three months then ended set forth in the Company’s June 2024 Form 10-Q, fairly present, on a basis consistent with the financial statements referred to in Section 4.04(a), the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three-month period (subject to normal year-end adjustments and the absence of footnotes).
(3)Since December 31, 2023, there has been no Material Adverse Effect. The parties hereto agree that the changes disclosed in an Information Document, do not in themselves constitute a Material Adverse Effect and will not be taken into account in determining whether any Material Adverse Effect has occurred.
(4)With respect to each Credit Party, as of the date of this Agreement, to the best knowledge of such Credit Party, the information included in the Beneficial Ownership Certification, if any, provided by such Credit Party on or prior to the date of this Agreement to any Bank in connection with this Agreement is true and correct in all respects. With respect to each Eligible Borrower, as of the effective date of the applicable Joinder Agreement, to the best knowledge of such Eligible Borrower, the information included in the Beneficial Ownership Certification, if any, provided by it on or prior to the effective date of the applicable Joinder Agreement to any Bank in connection with this Agreement is true and correct in all respects.
Section 4.05. Litigation. (a) As of the date of this Agreement, other than the Disclosed Litigation, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, Parent or any of its Subsidiaries, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which would have a Material Adverse Effect.
(b) There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, Parent or any of its Subsidiaries, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of a material adverse effect on the rights or remedies of the Administrative Agent or the Banks under this Agreement or the Notes.
Section 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except to the extent that non-fulfillment or non- compliance would not reasonably be expected to result in a Material Adverse Effect. The members of the

ERISA Group have not (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, except for waivers of amounts that would not reasonably be expected to result in a Material Adverse Effect, (ii) failed to make any contribution or payment to any Plan or Multi-Employer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code that would reasonably be expected to result in a Material Adverse Effect or (iii) incurred any liability under Title IV of ERISA other than a liability that would not reasonably be expected to result in a Material Adverse Effect, (iv) incurred one or more Reportable Events which is reasonably likely to result in a Material Adverse Effect or (v) incurred one or more Non-U.S. Benefit Events which is reasonably likely to result in a Material Adverse Effect. No Unfunded Liabilities exist under any Plan or Plans that in the aggregate would be likely to result in a Material Adverse Effect.
Section 4.07. Environmental Matters. Parent or its applicable Subsidiaries regularly review those contingencies known to it with respect to which there is a reasonable possibility that Environmental Laws may have a Material Adverse Effect. In the course of such reviews, Parent or its applicable Subsidiaries identify and evaluate, to the extent reasonably feasible, any associated material liabilities and material costs pursuant to Environmental Laws (including, without limitation, capital or operating expenditures required for clean-up or closure of properties presently or previously owned, capital or operating expenditures required to achieve or maintain compliance with Environmental Laws or as a condition of any license, permit or contract, related constraints on operating activities, including, the periodic or permanent shutdown of a facility or reduction in the level of or change in the nature of operations conducted thereat, costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and actual or potential liabilities to third parties, including employees, and related costs and expenses, in each case, pursuant to Environmental Laws). On the basis of such reviews, Parent or its applicable Subsidiaries have reasonably concluded that such liabilities and costs pursuant to Environmental Laws that are not in the ordinary course of operations, including the costs of any noncompliance with Environmental Laws, are unlikely to have a Material Adverse Effect other than as disclosed in an Information Document.
Section 4.08. Taxes. Except as disclosed in the Information Documents, (i) United States federal income tax returns of the Company and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 2023, (ii) Parent and its Subsidiaries have filed all United States federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due, except as would not reasonably be expected to result in a Material Adverse Effect, (iii) no tax assessment or penalty has been imposed on Parent or any of its Subsidiaries, except any assessment that is being contested by Parent or any of its Subsidiaries in good faith by appropriate proceedings or that that would not reasonably be expected to result in a Material Adverse Effect and (iv) the charges, accruals and reserves on the books of Parent and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.
Section 4.09. Subsidiaries. All of Parent’s Subsidiaries (except Insignificant Subsidiaries) are duly organized, validly existing and in good standing, where applicable, under the laws of their respective jurisdictions of organization, and have all organizational powers and all Material governmental licenses, authorizations, consents and approvals required to carry on their respective businesses as now conducted.
Section 4.10. Not an Investment Company. Such Credit Party is not an “Investment Company” within the meaning of the Investment Company Act of 1940, as amended.
Section 4.11. Full Disclosure. The information set forth in the Information Documents was true and accurate in all Material respects on the date as of which such information was stated or certified;

provided that with respect to any statements, estimates or projections with respect to the future performance of the Company and its Subsidiaries included in the Information Documents, the Company represents only that such statements, estimates or projections have been prepared in good faith based upon assumptions believed to be reasonable on the date any such statements, estimates or projections were prepared and furnished. All written information hereafter furnished by or on behalf of any Credit Party at any meeting to which all the Banks are invited (including any confidential information memorandum or lender presentation prepared or reviewed by any Credit Party, but excluding any projections, budgets, estimates, forward looking statements or information and information of a general economic or industry nature) or hereafter furnished in writing by any Credit Party to the Administrative Agent or any Bank pursuant to or in connection with this Agreement, when taken as a whole, will, after giving effect to all supplements and updates thereto from time to time, be true and accurate (in all respects that are material in relation to any Bank’s decision to take or refrain from taking any action requested by the Company or to exercise or refrain from exercising any remedy under Article 6 hereof) on the date as of which such information is stated or certified, subject to the proviso set forth in the preceding sentence with respect to such statements, estimates or projections.
Section 4.12.    Liens. On the Closing Date, the aggregate principal amount of Debt under clauses
(i) and (ii) of the definition thereof outstanding and which is secured by Liens on assets of Parent or any Subsidiary does not exceed $150,000,000 (excluding any deposits in an escrow account).
Section 4.13.    Compliance with Laws.
(1)Parent and its Subsidiaries are in compliance in all respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where it is not probable that the failure to comply therewith will result in a reduction of more than 25% of Adjusted Consolidated Net Worth, as shown in the most recent financial statements furnished in accordance with Section 5.01(a) or Section 5.01(b).
(2)Neither Parent nor any of its Subsidiaries is in violation of any applicable law relating to anti-corruption or counter-terrorism (including the FCPA, United States Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), the USA PATRIOT Act; the United Kingdom Terrorism Act of 2000, the United Kingdom Anti-Terrorism, Crime and Security Act of 2001, the United Kingdom Terrorism Order of 2006, the United Kingdom Terrorism Order of 2009, the United Kingdom Terrorist Asset-Freezing Act of 2010 and the United Kingdom Bribery Act of 2010) that in the aggregate would have a Material Adverse Effect. None of Parent, any of its Subsidiaries or, to the knowledge of management of the Company, any of their respective officers or directors (i) have violated or is in violation of any applicable Anti-Money Laundering Law or any applicable law that relates to Sanctions that in the aggregate would have a material adverse effect on the business of Parent and its Subsidiaries, taken as a whole, or (ii) is an Embargoed Person.
Section 4.14. Margin Regulations. Neither Parent nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of buying or carrying Margin Stock and no proceeds of the Borrowings will be used directly or indirectly by any Borrower for the purpose (whether immediate, incidental or ultimate) of buying or carrying Margin Stock. No portion of any Loan under this Agreement shall be used by any Borrower in violation of Regulation T, Regulation U or Regulation X of the Board.
Section 4.15. Guarantors. Except such Domestic Subsidiaries that are Guarantors, as of the Closing Date, there are no Domestic Subsidiaries of the Company that are not either (i) Insignificant Subsidiaries or (ii) Excluded Persons.

Section 4.16.    Affected Financial Institutions.    No Credit Party is an Affected Financial Institution.
ARTICLE 5
Covenants

Each Credit Party agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:
Section 5.01.    Information. Parent will deliver to the Administrative Agent (for distribution to the Banks):
(1)as soon as available and in any event within 120 days after the end of each fiscal year of Parent beginning with the fiscal year ending December 31, 2024, a consolidated balance sheet of Parent and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Ernst & Young LLP or other independent public accountants of nationally recognized standing or reasonably acceptable to the Majority Banks; provided that any such filing that is available on EDGAR shall be sufficient to satisfy this clause (a);
(2)as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of Parent beginning with the fiscal quarter ending September 30, 2024, a condensed consolidated balance sheet of Parent and its Consolidated Subsidiaries as of the end of such quarter, the related condensed consolidated statements of income for such quarter and for the portion of Parent’s fiscal year ended at the end of such quarter and the related condensed statement of cash flows for such quarter and such portion of Parent’s fiscal year and, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding periods in Parent’s previous fiscal year, if any, all certified by the chief financial officer or the chief accounting officer of Parent (subject to normal year-end adjustments and the absence of footnotes) as to fairness of presentation and consistency with the most recent audited financial statements referred to in Section 4.04(a) or Section 5.01(a), except for changes in accounting principles disclosed in such officer’s certificate; provided that any such filing that is available on EDGAR shall be sufficient to satisfy this clause (b);
(3)simultaneously with the delivery of each set of financial statements referred to in clauses
(1)and (b) above, a certificate of the chief financial officer or the chief accounting officer of Parent (i) setting forth in reasonable detail the calculations required to establish whether Parent was in compliance with the requirements of Section 5.07 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which Parent is taking or proposes to take with respect thereto (a “Compliance Certificate”);
(2)within ten Business Days after any financial officer of Parent obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of Parent setting forth the details thereof and the action which Parent is taking or proposes to take with respect thereto;
(3)promptly upon the mailing thereof to the shareholders of Parent generally, copies of all financial statements, reports and proxy statements so mailed; provided that any such filing that is available on EDGAR shall be sufficient to satisfy this clause (e);

(4)promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which any Credit Party shall have filed with the Securities and Exchange Commission; provided that any such filing that is available on EDGAR shall be sufficient to satisfy this clause (f);
(5)if and when any member of the ERISA Group (i) gives or is required to give, with respect to any Plan which has Unfunded Liabilities, notice to the PBGC of any Reportable Event which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any such Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multi-Employer Plan is insolvent, has been terminated or is in “endangered” or “critical” status within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice;
(iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of any withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; (vii) fails to make any payment or contribution to any Plan or Multi-Employer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security to secure a liability, a certificate of the chief financial officer or the chief accounting officer of Parent setting forth details as to such occurrence and the action, if any, which Parent or applicable member of the ERISA Group is required or proposes to take; (viii) determines that any Plan is or is reasonably expected to be in “at risk” status, within the meaning of Section 430 of the Code or Section 303 of ERISA; or (ix) incurs one or more Non-U.S. Benefits Events; provided that the copies referred to in this subsection (g) shall be required to be delivered as a result of any event specified in clauses (i) through (ix) of this subsection (g) only if such event, together with all other such events within the previous twelve months, represents actual or potential liabilities of one or more members of the ERISA Group in an aggregate amount in excess of $150,000,000 and/or relates to a Plan or Plans having aggregate Unfunded Liabilities in excess of $150,000,000 (for which purpose each event specified in clauses (ii), (vi) and (vii) shall be deemed to represent an actual liability of a member of the ERISA Group in the amount set forth in the relevant notice);
(6)promptly upon the chief financial officer, chief accounting officer or treasurer of Parent obtaining knowledge thereof, notice of any change in any rating by S&P or Moody’s of any outstanding senior unsecured long-term debt of the Company or any public announcement by S&P or Moody’s that such a rating is under review for possible downgrade;
(7)[Reserved];
(8)promptly following the occurrence thereof, notice of any change in the jurisdiction of organization or formation (by way of merger, consolidation, migration or otherwise) of an Eligible Borrower;
(9)within a reasonable time after receipt of a request therefor, which time shall in any event be not less than two days nor more than thirty days, such other information reasonably requested by the Administrative Agent (at the reasonable request of any Bank) for purposes of compliance with applicable

“know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation (which information may be delivered directly to the requesting Bank); and
(10)from time to time such additional information regarding the financial position or business of Parent and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.
In addition, if any Bank requests financial statements of the Eligible Subsidiaries and states that it is required to obtain such financial statements by a law, rule or regulation applicable to it, or an interpretation thereof by a governmental authority, central bank or comparable agency charged with the administration thereof, or a request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, then, within 30 days after receiving such request or, if later, within 120 days after the end of the relevant fiscal year of Parent, Parent will deliver to such Bank financial statements of each Eligible Subsidiary, including a balance sheet and the related statements of income, shareholders’ equity (if such a statement exists) and cash flows for such fiscal year, certified by a financial officer of Parent to be the financial statements of such Eligible Subsidiary used by Parent as working papers in preparing the financial statements delivered pursuant to Section 5.01(a).
In lieu of furnishing the Banks the items referred to in clauses (a), (b), (e) and (f) above, Parent may make available such items on Parent’s website at www.eaton.com, at www.sec.gov or at such other website as notified to the Administrative Agent and the Banks, which shall be deemed to have satisfied the requirement of delivery of such items in accordance with this Section.
Section 5.02. Payment of Obligations. Parent will pay and discharge, and will cause its Subsidiaries to pay and discharge, at or before maturity, all their respective obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings or where the failure to pay and discharge them would not have a Material Adverse Effect. Parent and its Subsidiaries will maintain, on a consolidated basis, in accordance with GAAP, appropriate reserves for the accrual of any of the same.
Section 5.03. Maintenance of Property; Insurance. (a) Parent will, and will cause its Subsidiaries to, keep all property useful and necessary in their respective businesses in good working order and condition, ordinary wear and tear excepted, except where the failure to do so would not have a Material Adverse Effect.
(11)Parent and its Subsidiaries (except Insignificant Subsidiaries) will maintain (either in the name of Parent, or in such Subsidiaries’ own names), with financially sound and responsible insurance companies (which may include so-called captive insurance companies), insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.
Section 5.04. Conduct of Business and Maintenance of Existence. Parent will (a) continue, and will cause its Subsidiaries (except Insignificant Subsidiaries) to continue, to engage in the aerospace, electrical and hydraulics and other material businesses in which the Company and its Subsidiaries are engaged on the date hereof, and (b) preserve, renew and keep in full force and effect, and will cause its Subsidiaries (except Insignificant Subsidiaries) to preserve, renew and keep in full force and effect their respective organizational existences and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.04 shall prohibit (i) the merger of a Subsidiary (other than the Company) into Parent or the merger or consolidation of a

Subsidiary with or into another Person if the Person surviving such consolidation or merger is a Subsidiary and if, in the case of a merger or consolidation of an Eligible Subsidiary with or into another Person, such Person shall promptly execute and deliver to the Administrative Agent an Election to Participate and provide any applicable “know your customer” information required by any Bank or the Administrative Agent, and in each case, after giving effect thereto, no Default shall have occurred and be continuing, (ii) the termination of the organizational existence of any Subsidiary (other than the Company) if Parent in good faith determines that such termination is in the best interest of Parent and is not materially disadvantageous to the Banks and, prior to any such termination, all outstanding obligations of such Subsidiary that are then due to each Bank and the Administrative Agent under this Agreement shall have been satisfied, (iii) any sale, lease, transfer or other disposition of assets or any sale, transfer or other disposition of the Equity Interests of a Subsidiary to another Person if such Person is a Subsidiary or if it is otherwise permitted by Section 5.10, (iv) the migration of a Subsidiary to another jurisdiction (which, in the case of the Company or any other Borrower that is a Domestic Subsidiary of Parent, shall be a jurisdiction within the United States of America), (v) the conversion of a Subsidiary into a limited liability company, a corporation or other organizational form or (vi) Parent or any Subsidiary from entering into businesses in addition to those of the general type now conducted by the Company and its Subsidiaries.
Section 5.05. Compliance with Laws. Parent will comply, and cause each Subsidiary to comply, in all respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, ERISA, Regulations T, U and X and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where it is not probable that the failure to comply therewith will result in a reduction of more than 25% of Adjusted Consolidated Net Worth, as shown in the most recent financial statements furnished in accordance with Section 5.01(a) or Section 5.01(b).
Section 5.06. Inspection of Property, Books and Records. Parent will keep, and will cause each Subsidiary to keep, books of record and account in which entries shall be made of dealings and transactions in relation to its business and activities, all to the extent required to permit its consolidated financial statements to be audited and reported on without qualification in accordance with GAAP. Parent will permit, and will cause each Subsidiary to permit, representatives of the Administrative Agent or any of the Banks (such representatives to be accompanied by an officer of Parent or his or her designee), at the Administrative Agent’s or such Bank’s, as applicable, expense (except as provided in Section 11.04(a)(ii)), to visit and/or inspect any of their respective properties, to examine and make abstracts from any of their respective books and records (except to the extent covered by attorney-client or other privilege) and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants, all at such reasonable times and as often as may reasonably be desired; provided that (x), at Parent’s request, an officer of Parent or his or her designee may be present at any such discussion with independent public accountants and (y) so long as no Event of Default is continuing, the aggregate number of inspections that may be conducted by the Administrative Agent and the Banks collectively in any fiscal year shall not exceed one.
Section 5.07. Leverage Ratio. The ratio of Consolidated Debt to Consolidated Capitalization shall not exceed 0.65:1.00 on any day on which the Company’s outstanding senior unsecured long term debt securities are rated lower than A- or an equivalent rating by S&P or lower than A3 or an equivalent rating by Moody’s.
Section 5.08. Negative Pledge. After the Closing Date, Parent will not, and will not permit any Subsidiary to, create, assume or suffer to be created any Lien on any asset now owned or hereafter acquired by it, except:

(1)any Permitted Encumbrances;
(2)any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;
(3)any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring, constructing or improving such asset; provided that such Lien attaches to such asset concurrently with or within 180 days after the acquisition, construction or improvement thereof;
(4)any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into Parent or a Subsidiary and not created in contemplation of such event;
(5)any Lien existing on any asset prior to the acquisition thereof by Parent or a Subsidiary and not created in contemplation of such acquisition;
(6)any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section 5.08; provided that such Debt is not increased and is not secured by any additional assets;
(7)Liens arising in the ordinary course of its business which (i) do not secure Debt and (ii) do not secure any single obligation (or any group of related obligations) in an amount exceeding $100,000,000;
(8)Liens existing on the Closing Date and set forth on Schedule 5.08 hereto; and
(9)Liens not otherwise permitted by the foregoing clauses of this Section 5.08 securing Debt in an aggregate principal amount at any time outstanding under this Section 5.08(i) together with the aggregate principal amount of unsecured Debt of non-Credit Parties outstanding pursuant to Section 5.09(g), not to exceed 10% of Adjusted Consolidated Net Worth.
Section 5.09. Limitation on Non-Guarantor Debt. Parent will not permit any Subsidiary that is not a Guarantor to create, incur, assume or suffer to be created any Debt referred to in clause (i) or (ii) of the definition thereof, except any such Subsidiary may create, incur, assume or suffer to be created (it being understood and agreed that, for the avoidance of doubt, this Section 5.09 shall not apply to the Company):
(1)any Debt of Parent and its Subsidiaries existing on the Closing Date in the aggregate principal amount outstanding not to exceed $100,000,000;
(2)any Debt owed to Parent or any other Subsidiary;
(3)any Debt of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;
(4)any Debt incurred or assumed for the purpose of financing all or any part of acquiring, constructing or improving an asset; provided, that such Debt is incurred or assumed concurrently with or within 180 days after the acquisition, construction or improvement thereof;
(5)any Debt of any Person existing at the time such Person is merged or consolidated with or into Parent or a Subsidiary and not created in contemplation of such event;

(6)any Debt arising out of the refinancing, extension, renewal, replacement or refunding of any of the Debt described in clauses (a), (c), (d) or (e) of this Section 5.09; provided, that the aggregate principal amount of such Debt shall not exceed the refinanced, renewed, refunded, extended or replaced funded amount thereof plus accrued and unpaid interest or premiums thereon and fees and expenses incurred in connection therewith plus (without duplication) any commitments unutilized in respect thereof;
(7)any other Debt in an aggregate principal amount at any time outstanding under this Section 5.09(g), together with the aggregate principal amount of secured Debt of Credit Parties outstanding pursuant to Section 5.08(i), not to exceed 10% of Adjusted Consolidated Net Worth; and
(8)any liability arising (i) under a declaration of joint and several liability used for the purpose of Section 2:403 of the Dutch Civil Code (and any residual liability under such declaration arising pursuant to Section 2:404(2) of the Dutch Civil Code) or (ii) as a result of two or more members of the Group being part of a fiscal unity (fiscale eenheid) for Dutch tax purposes.
Section 5.10. Consolidations, Mergers and Sales of Assets. Neither Parent nor the Company will (a) consolidate with or merge into any other Person or (b) sell, lease or otherwise transfer or permit any of its Subsidiaries to sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of Parent and its Subsidiaries, taken as a whole, to any other Person; provided that nothing in this Section 5.10 shall prohibit Parent or the Company from consolidating with or merging into another Person if:
(i) immediately after such consolidation or merger substantially all of the Equity Interests of the surviving Person are directly or indirectly owned by (i) in the case of Parent, the former equityholders of Parent and (ii) in the case of the Company, Parent;
(b)immediately after such consolidation or merger the Person into which Parent or the Company shall have been consolidated or merged shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Agreement to be kept or performed by Parent or the Company, as applicable;
(c)with respect to the Company, the Company is the surviving entity and shall remain a corporation organized under the laws of the United States or any State thereof;
(d)the due and punctual payment of the principal of (and premium, if any) and interest on all of the Loans according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Agreement, including as Guarantor, to be performed or observed by Parent or the Company, as applicable, shall be expressly assumed, pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, and executed and delivered by the Person into which Parent or the Company, as applicable, shall have been consolidated or merged;
(e)immediately after such consolidation or merger, the chief financial officer or chief accounting officer of Parent shall deliver to the Administrative Agent a certificate stating that as of the time immediately after the effective date of such consolidation or merger the covenants of Parent or the Company, as applicable, contained in this Section 5.10 have been complied with and the successor Person is not in Default under the provisions of this Agreement; and
(f)promptly after such merger, Parent or the Company, as applicable, shall have delivered to the Administrative Agent such documentation and other evidence as is reasonably requested by the Administrative Agent or any Bank in order for the Administrative Agent or such Bank to carry out and be satisfied it has complied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations.
Section 5.11. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrowers for their general organizational purposes and the financing of acquisitions (other than any acquisition or subscription that would result in a Guarantor or Borrower contravening Section 82 of the Act or section 2:98c of the Dutch Civil Code). None of such proceeds will be used in violation of any applicable law or regulation, including, without limitation, the FCPA and Anti-Money Laundering Laws. Except as otherwise authorized or permitted by OFAC, neither Parent nor any of its Subsidiaries will directly or, to their knowledge, indirectly use any proceeds of the Loans or lend, contribute or otherwise make available such proceeds to any Person (i) for the purpose of financing the activities of, with or in any Embargoed Person or (ii) in any manner that would cause any Person participating in the Loan as lender, underwriter, investor or otherwise, to violate Sanctions applicable to that participating Person.
Section 5.12.    Covenant to Guarantee Obligations.
(1)If at any time on or after the Closing Date, (i) any Subsidiary is or becomes (x) the issuer or co-issuer of, or borrower or guarantor under, any series of U.S. debt securities or any U.S. syndicated credit facility, (y) the guarantor of any series of debt securities or any syndicated credit facilities of Parent or (z) the issuer or co-issuer of, or borrower or guarantor under, any series of debt securities or any syndicated credit facility other than as described in clauses (x) and (y), but only to the extent that, in each case, such Subsidiary is not an Excluded Person or (ii) any Person is or becomes a direct or indirect parent entity of the Company that holds any material assets (other than the Equity Interests of the Company or a parent entity of the Company) or owes any material liabilities, whether by formation, acquisition, redomiciliation or otherwise, Parent shall, at Parent’s expense, as soon as reasonably practicable (and in no event more than 30 days (or such longer period as the Administrative Agent shall agree)) following (A) in the case of clause (i)(z) above, a written request from the Administrative Agent therefor and (B) otherwise, such Person becoming issuer, co-issuer, borrower or guarantor or such formation, acquisition or redomiciliation, as applicable, to cause such Person to (i) become a Guarantor by executing and delivering to the Administrative Agent a Joinder Agreement and (ii) upon the reasonable request of the Administrative Agent, deliver to the Administrative Agent such other customary documentation reasonably requested by the Administrative Agent, which in any event will not require the delivery of any documentation other than those that are substantially similar to the applicable documents delivered under Sections 3.01(d), (e), (g) and (h) (and appropriate local counsel opinions substantially similar in scope to those delivered on the Closing Date, if applicable).
(2)At any time after the Closing Date, Parent and the Administrative Agent may agree that any Subsidiary of Parent may guarantee the obligations of any Guarantor hereunder by delivering to such Guarantor and the Administrative Agent such customary documentation reasonably requested by the Administrative Agent including, without limitation, favorable opinions of counsel to such Subsidiary or Parent.
ARTICLE 6
Defaults

Section 6.01. Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing:

(1)any principal of any Loan shall not be paid when due or any interest on any Loan, any fees or any other amount payable hereunder shall not be paid within five Business Days after the due date thereof;
(2)any Credit Party shall fail (i) to observe or perform any covenant contained in Section 5.07 or Section 5.08 for 30 days after a financial officer of Parent shall become aware of such failure or (ii) to observe or perform any covenant contained in Section 5.09, Section 5.10, Section 5.11, or Section 5.12;
(3)any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to Parent by the Administrative Agent at the request of any Bank;
(4)any representation, warranty, certification or statement made by any Credit Party in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made or deemed made;
(5)Parent or any Subsidiary shall fail to make any payment in respect of any Material Debt when due or within any applicable grace period;
(6)any event or condition shall occur which (i) results in the acceleration of the maturity of any Material Debt or (ii) any applicable grace period having expired, permits the holder of such Material Debt or any Person acting on such holder’s behalf to accelerate the maturity thereof; provided that this clause (f) shall not apply to any voluntary call or voluntary prepayment of any Material Debt by Parent or the relevant Subsidiary or any secured Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt if such sale or transfer is permitted under the documents providing for such Debt;
(7)one or more of Parent and its Subsidiaries (except Insignificant Subsidiaries) or its shareholders or directors shall commence a voluntary case or other voluntary proceeding seeking liquidation, reorganization, examination or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, examiner or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any organizational action to authorize any of the foregoing; provided that any application commenced by a minority of shareholders or directors of Parent or any of its Subsidiaries for the appointment of an examiner in Ireland where such application is deemed to be a voluntary case or other proceeding for the purposes of this Section 6.01(g) shall not constitute a breach of this Section 6.01(g) where such application is dismissed within 60 days;
(8)an involuntary case or other proceeding shall be commenced against one or more of Parent and its Subsidiaries (except Insignificant Subsidiaries) seeking liquidation, reorganization, examination or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, examiner or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against one or more of Parent and its Subsidiaries (except Insignificant Subsidiaries) under the federal bankruptcy laws as now or hereafter in effect;
(9)any member of the ERISA Group shall fail to pay when due (after taking into account any approved and granted payment date extensions) an amount or amounts aggregating in excess of

$150,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Section 4041(c) of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or the determination that any Plan is or is reasonably expected to be in “at risk” status, within the meaning of Section 430 of the Code or Section 303 of ERISA which could reasonably be expected to result in a Material Adverse Effect; or there shall occur a complete or partial withdrawal from, or a default within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multi- Employer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $150,000,000; or a determination that any Multi-Employer Plan is insolvent, has been terminated or is in “endangered” or “critical” status within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $150,000,000; or the incurrence of one or more Reportable Events that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect; or any member of the ERISA Group shall incur any Unfunded Liabilities with respect to any Plan or Plans that in the aggregate result or could reasonably be expected to result in a Material Adverse Effect; or a Non-U.S. Benefit Event shall occur which shall result in an aggregate liability of Parent and its Subsidiaries in excess of $150,000,000;
(10)a judgment or order for the payment of money in excess of $150,000,000 shall be rendered against Parent or any Subsidiary (including, without limitation, a judgment or order in connection with the Disclosed Litigation) and such judgment or order is uninsured and shall continue unsatisfied and unstayed for a period of 30 days;
(11)(i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 40% or more of the outstanding shares of common stock or issued ordinary shares of Parent; provided that, notwithstanding the foregoing, no Default shall occur under this clause (k) with respect to a transaction in which (1) Parent becomes a direct or indirect wholly-owned subsidiary of a holding company, (2) the direct or indirect holders of the voting Equity Interests of such holding company immediately following such transaction are substantially the same as the holders of Parent’s voting Equity Interests immediately prior to such transaction or do not otherwise constitute a Person or group that has acquired beneficial ownership of 40% or more of the outstanding shares of common stock or issued ordinary shares of Parent and (3) such holding company becomes a Guarantor and shall become party hereto as, and expressly assume all the obligations of Parent hereunder (“Successor Parent”), or (ii) the Company or Eaton Capital shall cease to be a direct or indirect wholly-owned Subsidiary of Parent; or
(12)any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 5.10) or the satisfaction in full of all the obligations hereunder by virtue of the repayment in full of all Loans and other amounts due hereunder and the termination of the Aggregate Commitments, ceases to be in full force and effect; or any Credit Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Credit Party denies in writing that it has any or further liability or obligation hereunder (other than as a result of the repayment in full of all Loans and other amounts due hereunder and the termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document.

THEREUPON: in any such event, the Administrative Agent shall (i) if requested by the Majority Banks, by notice to the Company terminate the Commitments and they shall thereupon terminate, and (ii) if requested by the Majority Banks, by notice to the Company declare the Loans and the Notes (together with accrued interest thereon) and all other amounts payable hereunder to be, and the Loans and the Notes and all such other amounts shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above, without any notice to any Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Loans and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.
Section 6.02. Notice of Default. The Administrative Agent shall give notice to the Company under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.
ARTICLE 7
The Administrative Agent

Section 7.01. Appointment and Authority. Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement and the Notes as are expressly delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Except as expressly provided in Section 7.07, the provisions of this Article are solely for the benefit of the Administrative Agent and the Banks, and no Credit Party shall have rights as a third party beneficiary of any such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Without limitation of the foregoing, each Bank hereby authorizes the Administrative Agent to take any actions reasonably requested by the Company (including executing appropriate release documentation) to evidence the release of a Guarantor in accordance with Section 10.08.
Section 7.02. Administrative Agent and Affiliates. (a) The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Bank under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent and the term “Bank” or “Banks” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. The Person serving as the Administrative Agent hereunder and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Parent or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Banks.
(2)Each Bank understands that the Person serving as the Administrative Agent, acting in its individual capacity, and its Affiliates (collectively, the “Agent’s Group”) is engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) (such services and businesses are collectively referred to in this Section 7.02 as “Activities”) and may engage in the Activities with or on behalf of one or more of Parent or its Affiliates. Furthermore, the Agent’s Group may, in undertaking the Activities, engage in trading in financial products or undertake other investment businesses for its own account or on behalf of others (including Parent and its Affiliates and including holding, for its own account or on behalf of others, equity, debt and similar positions in Parent or its Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of Parent or its Affiliates. Each Bank understands and agrees that in engaging in the Activities, the Agent’s Group may receive or otherwise obtain information concerning Parent or its Affiliates (including information concerning the ability of a Credit Party to perform its obligations hereunder and under the other Loan Documents) which information may not be available to any of the Banks that are not members of the Agent’s Group. Neither the Administrative Agent nor any other member of the Agent’s Group shall have any duty to disclose to any Bank or use on behalf of the Banks, nor be liable for the failure to so disclose or use, any information whatsoever about or derived from the Activities or otherwise (including any information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Parent or any Affiliate of Parent) or to account for any revenue or profits obtained in connection with the Activities, except that the Administrative Agent shall deliver or otherwise make available to each Bank such documents as are expressly required by any Loan Document to be transmitted by the Administrative Agent to the Banks.
(3)Each Bank further understands that there may be situations where members of the Agent’s Group or their respective customers (including Parent and its Affiliates) either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Banks (including the interests of the Banks hereunder and under the other Loan Documents). Each Bank agrees that no member of the Agent’s Group is or shall be required to restrict its activities as a result of the Person serving as the Administrative Agent being a member of the Agent’s Group, and that each member of the Agent’s Group may undertake any Activities without further consultation with or notification to any Bank. None of (i) this Agreement nor any other Loan Document, (ii) the receipt by the Agent’s Group of information (including Information) concerning Parent or its Affiliates (including information concerning the ability of a Credit Party to perform its obligations hereunder and under the other Loan Documents) or
(iii) any other matter, shall give rise to any fiduciary, equitable or contractual duties (including any duty of trust or confidence) owing by the Administrative Agent or any member of the Agent’s Group to any Bank including any such duty that would prevent or restrict the Agent’s Group from acting on behalf of customers (including Parent or its Affiliates) or for its own account.
Section 7.03. Duties of Administrative Agent; Exculpatory Provisions. (a)The Administrative Agent’s duties hereunder and under the other Loan Documents are solely ministerial and administrative in nature and the Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:
(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Majority Banks (or such other number or percentage of the Banks as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent or any of its Affiliates to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any bankruptcy, insolvency or other similar laws or that may effect a forfeiture, modification or termination of property of a Defaulting Bank in violation of any bankruptcy, insolvency or other similar laws; and
(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Banks (or such other number or percentage of the Banks as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 6.01 and 11.06), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Company and any Bank.
(2)Neither the Administrative Agent nor any member of the Agent’s Group shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty, representation or other information made or supplied in or in connection with this Agreement, any other Loan Document or the Information Documents, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith or the adequacy, accuracy and/or completeness of the information contained therein, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article 3 or elsewhere herein, other than (but subject to the foregoing clause (ii)) to confirm receipt of items expressly required to be delivered to the Administrative Agent.
(3)Nothing in this Agreement or any other Loan Document shall require the Administrative Agent or any of its Related Parties to carry out any “know your customer” or other checks in relation to any Person on behalf of any Bank and each Bank confirms to the Administrative Agent that such Bank is solely responsible for any such checks such Bank is required to carry out and that such Bank may not rely on any statement in relation to such checks made by the Administrative Agent or any of its Related Parties.
Section 7.04.    Reliance by the Administrative Agent; Consultation with Experts; Delegation of
Duties.
(1)The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by the Administrative Agent to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by the Administrative Agent to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of any Loans that by its terms must be fulfilled to the satisfaction of a Bank, the Administrative Agent may presume that such condition is satisfactory to such Bank unless an officer of the Administrative Agent responsible for the transactions contemplated hereby shall have received notice to the contrary from such Bank prior to the making of such Loans and, in the case of a Borrowing, such

Bank shall not have made available to the Administrative Agent such Bank’s ratable portion of such Borrowing.
(2)The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.
(3)The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its Related Parties. The exculpatory provisions of this Article 7 and Section 11.04 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility hereunder as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
Section 7.05. Indemnification. The Banks agree to indemnify the Administrative Agent or any of its sub-agents (to the extent not reimbursed by the Borrowers) ratably in accordance with their respective Commitments (or, if the Commitments have been terminated or are no longer in effect, ratably in accordance with the aggregate principal amount of the Loans held by the Banks), for any and all liabilities, losses, damages, costs and expenses of any kind and nature whatsoever (including without limitation reasonable legal fees and expenses) that may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses that the Borrowers are obligated to pay under Section 11.04, but excluding, unless an Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified as determined by a court of competent jurisdiction. The obligations of the Banks hereunder are several and not joint, and the failure of any Bank to make any payment hereunder on any date required hereunder shall not relieve any other Bank of its corresponding obligation to do so on such date, and no Bank shall be responsible for the failure of any other Bank to so make its payment hereunder.
Section 7.06. Non-Reliance on Administrative Agent and Other Banks. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
Section 7.07. Successor Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Banks and the Company. Upon receipt of any such notice of resignation, the Majority Banks shall have the right to appoint a successor with the consent, so long as no

Event of Default under Section 6.01(a), (g) or (h) (in each case, with respect to a Borrower) has occurred and is continuing, of the Company (which consent shall not be unreasonably withheld or delayed). If no such successor shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Majority Banks) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Banks, appoint a successor Administrative Agent with the consent, so long as no Event of Default under Section 6.01(a), (g) or (h) (in each case, with respect to a Borrower) has occurred and continuing, of the Company (which consent shall not be unreasonably withheld or delayed) which shall be a financial institution with an office in New York, New York, or an Affiliate of any such financial institution. If the Person serving as Administrative Agent is a Defaulting Bank pursuant to clause (e) of the definition thereof, the Majority Banks may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, appoint a successor with the consent, so long as no Event of Default under Section 6.01(a), (g) or (h) (in each case, with respect to a Borrower) has occurred and is continuing, of the Company (which consent shall not be unreasonably withheld or delayed). If no such successor shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Majority Banks) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(2)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Bank directly, until such time, if any, as the Majority Banks appoint a successor Administrative Agent with the consent, so long as no Event of Default under Section 6.01(a), (g) or (h) (in each case, with respect to a Borrower) has occurred and is continuing, of the Company (which consent shall not be unreasonably withheld or delayed) as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article 7 and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.
Section 7.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Persons acting as Joint Lead Arrangers and Joint Bookrunners, Syndication Agent or Documentation Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or as a Bank hereunder.
Section 7.09.    Certain ERISA Matters.
(1)Each Bank (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such

Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that at least one of the following is and will be true:
(a)such Bank is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,
(b)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(c)(A) such Bank is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Bank to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or
(d)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Bank.
(2)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Bank or (2) a Bank has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Bank further (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Bank involved in such Bank’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement or any documents related hereto).
The following terms, as used herein, have the following meanings:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
Section 7.10.    Erroneous Payments.
(1)If the Administrative Agent (x) notifies a Bank or any Person who has received funds on behalf of a Bank (any such Bank or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Bank or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 7.10 and held in trust for the benefit of the Administrative Agent, and such Bank shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of
(A) the Federal Funds Rate in the case of Loans denominated in dollars or (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Loans denominated in euros and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(2)Without limiting immediately preceding clause (a), each Bank or any Person who has received funds on behalf of a Bank (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates)
(x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or
(z) that such Bank or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(a)it acknowledges and agrees that (A) in the case of immediately preceding clauses
(x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(b)such Bank shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 7.10(b).
For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 7.10(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 7.10(a) or on whether or not an Erroneous Payment has been made.
(3)Each Bank hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Bank under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Bank under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).
(4)(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Bank that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Bank at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Bank shall be deemed to have assigned its Loans (but not its Commitments) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Company) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Bank shall deliver any Notes evidencing such Loans to the Company or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Bank shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Bank shall become a Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Bank shall cease to be a Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Bank, (D) the Administrative Agent and the Company shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Bank and such Commitments shall remain available in accordance with the terms of this Agreement.
(ii) Subject to Section 11.07 (but excluding, in all events, any assignment consent or approval requirements (whether from the Company or otherwise)), the Administrative Agent may, in its discretion,

sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Bank shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Bank (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Bank (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Bank pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Bank from time to time.
(5)The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Bank to the rights and interests of such Bank) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Credit Parties’ obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by each Borrower or any other Credit Party; provided that this Section 7.10 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Credit Parties relative to the amount (and/or timing for payment) of the obligations of the Credit Parties under the Loan Documents that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from any Credit Party for the purpose of making such Erroneous Payment.
(6)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.
(7)Each party’s obligations, agreements and waivers under this Section 7.10 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of a Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all obligations of the Credit Parties (or any portion thereof) under any Loan Document.
ARTICLE 8
Change in Circumstances

Section 8.01.    Basis for Determining Interest Rate Inadequate or Unfair; Reference Successor Rate. If, on or prior to the first day of any Interest Period for any Term Benchmark Borrowing:

(a)the Administrative Agent is advised by the Majority Banks that deposits in euros (in the applicable amounts) are not being offered to such Banks in the relevant market for such principal amount and Interest Period; or
(b)the Majority Banks advise the Administrative Agent that the Term SOFR Reference Rate or the EURIBO Rate (as applicable), as determined by the Administrative Agent, will not adequately and fairly reflect the cost to such Banks of funding their Term Benchmark Loans in dollars or euros, as applicable, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Administrative Agent notifies the Company that the circumstances giving rise to such suspension no longer exist (which the Administrative Agent agrees to do promptly after such circumstances no longer exist), (i) each Term Benchmark Loan denominated in dollars will automatically, on the last day of the then existing Interest Period therefor, convert into an ABR Loan, (ii) each Term Benchmark Loan denominated in euros shall be prepaid by the applicable Borrower or exchanged into an Equivalent amount of dollars and converted into an ABR Loan and (iii) the obligations of the Banks to make, or to convert or continue, Term Benchmark Loans in the affected currency shall be suspended. Unless the relevant Borrower notifies the Administrative Agent at least two Business Days before the date of (x) any Term Benchmark Borrowing denominated in dollars for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as an ABR Borrowing or (y) any Term Benchmark Borrowing denominated in euros for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be exchanged into an Equivalent amount of dollars and converted into an ABR Borrowing.
Section 8.02. Illegality. If, on or after the Closing Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Applicable Lending Office) to make, maintain or fund its Term Benchmark Loans to any Borrower and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the relevant Borrower, whereupon until such Bank notifies the relevant Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist (which the Administrative Agent agrees to do promptly after such circumstances no longer exist), (a) each Term Benchmark Loan made by such Bank will automatically, upon such demand, (i) if such Term Benchmark Loan is denominated in dollars, be converted into an ABR Loan and (ii) if such Term Benchmark Loan is denominated in euros, be exchanged into an Equivalent amount of dollars and be converted into an ABR Loan and (b) the obligation of the relevant Bank to make Term Benchmark Loans to such Borrower shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section 8.02, such Bank shall designate a different Applicable Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Term Benchmark Loans to the relevant Borrower to maturity and shall so specify in such notice, such Borrower shall immediately prepay in full the then outstanding principal amount of each such Term Benchmark Loan, together with accrued interest thereon. Concurrently with prepaying each such Term Benchmark Loan, such Borrower shall borrow an ABR Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Term Benchmark Loans of the other Banks), and such Bank shall make such an ABR Loan.

Section 8.03. Increased Cost and Reduced Return. (a) If on or after the Closing Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (each, a “Change in Law”) shall (i) impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board, but excluding with respect to any Term Benchmark Loan, any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.13), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office), (ii) impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Term Benchmark Loans, its Note or its obligation to make Term Benchmark Loans or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto) and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Loan on dollars and/or euros to any Borrower, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy of such demand to be delivered to the Administrative Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.
(2)If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy or liquidity, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent Bank) as a consequence of such Bank’s obligations hereunder to a level below that which such Bank (or its Parent Bank) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy or liquidity) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy of such demand to be delivered to the Administrative Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent Bank) for such reduction.
(3)Each Bank will promptly notify the Company and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 8.03 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section 8.03 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. Notwithstanding anything herein to the contrary, a Bank shall be compensated pursuant to this Section 8.03 only if such Bank, at that time, is imposing such charges under other syndicated credit facilities involving similarly situated borrowers to which such Bank is a party.

(4)Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in law becoming effective after the Closing Date, regardless of the date enacted, adopted or issued.
(5)With respect to any Bank’s claim for compensation under this Section 8.03, the Company shall not be required to compensate such Bank for any amount incurred more than one hundred and eighty
(180) days prior to the date that such Bank notifies the Company of the event that gives rise to such claim;
provided that if the circumstance giving rise to such claim is retroactive, then such one hundred and eighty
(180) day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 8.04. Taxes. (a) (i) Any and all payments by any Credit Party to or for the account of any Bank or the Administrative Agent under any Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes. If any Credit Party or the Administrative Agent shall be required by law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Bank or the Administrative Agent, (1) if such Tax is an Indemnified Tax the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04(a)) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(2) the Credit Party or the Administrative Agent shall make such deductions, (3) the Credit Party or the Administrative Agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (4) after any payment of Taxes by the Credit Party to a taxation authority or other authority pursuant to this Section 8.04(a), the Credit Party shall furnish to the Administrative Agent, at its address specified in or pursuant to Section 11.01, the original or a certified copy of a receipt evidencing payment thereof.
(ii) An Irish Credit Party is not required to make an increased payment to a Bank under paragraph (a) above and no indemnification payment shall be required to be made under Section 8.04(c), for a deduction on account of any Taxes if (i) on the date on which the payment falls due, the payment could have been made to the relevant Bank without a deduction on account of any Taxes if it was an Irish Qualifying Lender or a Treaty Lender but on that date that Bank or a Participant of such Bank as the case may be, is not, or has ceased to be, an Irish Qualifying Lender or a Treaty Lender other than as a result of any change, after the date it became a Bank or Participant as the case may be, under this Agreement, in any law or any published practice or any concession of any relevant taxing authority or (ii) the relevant Bank or Participant as the case may be, is a Treaty Lender and the Credit Party making the payment is able to demonstrate that the payment could have been made to such Bank without the tax deduction had such Bank complied with its obligations under Section 8.04(g).
(2)In addition, the Credit Parties agree to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from the execution or delivery of, or otherwise with respect to, any Loan Document, except such Taxes that are (i) Other Connection Taxes imposed with respect to an assignment or (ii) with respect to Luxembourg, any registration duties payable upon a voluntary registration made by any Bank or the Administrative Agent of the Loan Document with the Registration and Estates department (Administration de l’Enregistrement, des Domaines et de la TVA), if such voluntary registration is not required to maintain, preserve, establish or enforce the rights of any such Bank or the Administrative Agent under the Loan Document (“Other Taxes”).
(3)Subject to Section 8.04(a)(ii), the Credit Parties shall jointly and severally indemnify each Bank and the Administrative Agent for the full amount of Indemnified Taxes (including, without limitation, any Indemnified Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Bank or the Administrative Agent (as the case may be) makes demand therefor, setting forth a complete explanation and calculation thereof. If any such indemnification is made, such Bank will, at the Credit Parties’ reasonable request and expense, contest such Indemnified Taxes in good faith; provided that such Bank shall not be required to continue any such contest if in the opinion of its counsel there is both (i) a reasonable doubt that such contest will be successful and (ii) a reasonable possibility that the continuation thereof will adversely affect the resolution of other tax issues affecting such Bank. If any such contest is successful, such Bank will remit to the Credit Parties the amount recovered (but not more than the amount of the indemnification paid by the Credit Parties).
(4)(i) Any Bank that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Bank, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Bank is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Bank’s reasonable judgment such completion, execution or submission would subject such Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Bank.
(b)Without limiting the generality of the foregoing,
(i)any Bank that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Bank is exempt from United States federal backup withholding tax;
(ii)any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Bank claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W- 8BEN or W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)executed originals of IRS Form W-8ECI;
(3)in the case of a Foreign Bank claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code,
(x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Bank is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of any of the U.S. Borrowers within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E; or
(4)to the extent a Foreign Bank is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Bank is a partnership and one or more direct or indirect partners of such Foreign Bank are claiming the portfolio interest exemption, such Foreign Bank may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G- 4 on behalf of each such direct and indirect partner;
(iii)any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and
(iv)if a payment made to a Bank under any Loan Document would be subject to United States federal withholding tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Bank shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Bank has complied with such Bank’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Bank agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.
(5)If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any taxes as to which it has been indemnified pursuant to this Section 8.04 (including by the payment of additional amounts pursuant to this Section 8.04), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the taxes giving rise to such refund), net of all out-of-pocket expenses (including taxes) of such indemnified party and without interest (other than any interest paid by the relevant taxation authority or other authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (e) (plus any penalties, interest or other charges imposed by the relevant taxation authority or other authority) in the event that such indemnified party is required to repay such refund to such taxation authority or other authority. Notwithstanding anything to the contrary in this paragraph (e), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (e) the payment of which would place the indemnified party in a less favorable net after-tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its tax returns (or any information related to its taxes that it deems confidential) to the indemnifying party or any other Person.
(6)If any Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will change its Applicable Lending Office to a pre-existing branch or office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank and is not inconsistent with any legal or regulatory restrictions applicable to it; provided that if a Borrower agrees to reimburse such Bank for all costs associated with such change (on an after-tax basis and including any taxes that arise from such reimbursement and pursuant to arrangements satisfactory to such Bank), those costs shall not by themselves be considered disadvantageous to such Bank.
(7)Each Irish Credit Party, Irish Qualifying Lender and Treaty Lender shall cooperate in completing any reasonable procedural formalities necessary for payments to such Irish Qualifying Lender and Treaty Lender to be made under this Agreement without deduction or withholding on account of tax.
(8)Upon the request of an Irish Credit Party, a Bank and a Participant shall promptly provide such information as shall be requested to enable such Borrower to verify whether such Bank or Participant is an Irish Qualifying Lender or a Treaty Lender and to comply with the provisions of section 891A, 891E, 891F and 891G of the Irish Taxes Consolidation Act, 1997.
Section 8.05. ABR Loans Substituted for Affected Term Benchmark Loans. If (i) the obligation of any Bank to make Term Benchmark Loans to any Borrower has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or Section 8.04 from any Borrower with respect to its Term Benchmark Loans and such Borrower shall, by at least five Business Days’ prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section 8.05 shall apply to such Bank, then, unless and until such Bank notifies such Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

(1)all Loans of such Bank to such Borrower denominated in dollars which would otherwise be made by such Bank as Term Benchmark Loans denominated in dollars shall be made instead as ABR Loans (on which interest and principal shall be payable contemporaneously with the related Term Benchmark Loans denominated in dollars of the other Banks),
(2)all Term Benchmark Loans of such Bank to such Borrower denominated in euros shall be exchanged into an Equivalent amount of Dollars and converted into an ABR Loan (on which interest and principal shall be payable contemporaneously with the related Term Benchmark Loans denominated in dollars of the other Banks),
(3)after each of its Term Benchmark Loans denominated in dollars to such Borrower has been repaid, all payments of principal which would otherwise be applied to repay such Term Benchmark Loans denominated in dollars shall be applied to repay its ABR Loans instead, and
(4)after each of its Term Benchmark Loans denominated in euros to such Borrower has been repaid, all payments of principal which would otherwise be applied to repay such Term Benchmark Loans denominated in euros shall be exchanged into an Equivalent amount of dollars and shall be applied to repay its ABR Loans instead.
Section 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Term Benchmark Loans has been suspended pursuant to Section 8.02, (ii) any Bank has demanded compensation under Section 8.03 or Section 8.04, (iii) any Bank is a Defaulting Bank or (iv) any Bank has failed to consent to a proposed amendment, waiver, discharge or termination that, pursuant to the terms of Section 11.06, requires the consent of such Bank and with respect to which the Majority Banks have granted their consent, the Company shall have the right, with the assistance of the Administrative Agent, to seek a mutually satisfactory substitute bank or banks (“Substitute Banks”) (which may be one or more of the Banks) to purchase the Loans and assume the Commitment of such Bank (the “Exiting Bank”). The Exiting Bank shall, upon reasonable notice and payment to it of the purchase price agreed between it and the Substitute Bank or Banks (or, failing such agreement, a purchase price equal to the outstanding principal amount of its Loans and interest accrued thereon to but excluding the date of payment), assign all of its rights and obligations under this Agreement and the Notes (including its Commitment) to the Substitute Bank or Banks, and the Substitute Bank or Banks shall assume such rights and obligations, in accordance with Section
11.07. In connection with any such sale, the relevant Borrowers shall compensate the Exiting Bank for any funding losses as provided in Section 2.13 and the Company shall pay to the Exiting Bank its facility fee accrued to but excluding the date of such sale.
Section 8.07.    Benchmark Replacement Setting.
(1)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Company may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Banks and the Company so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Banks comprising the Majority Banks. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 8.07(a) will occur prior to the applicable Benchmark Transition Start Date.
(2)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(3)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Company and the Banks of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Company of
(x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 8.07(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Bank (or group of Banks) pursuant to this Section 8.07, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement, except, in each case, as expressly required pursuant to this Section 8.07.
(4)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate or the EURIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(5)Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any pending request for a Term Benchmark Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Company will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.
(6)Certain Defined Terms. The following terms, as used herein, have the following meanings:

“Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark for any currency, as applicable, (x) if any then-current Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 8.07(d).
“Benchmark” means, initially, with respect to any (a) obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, dollars, the Term SOFR Reference Rate and
(b) obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, euros, the EURIBO Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the EURIBO Rate, as applicable, or the then-current Benchmark for such currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to this Section 8.07.
“Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then- current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for syndicated credit facilities denominated in the applicable currency at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of any then- current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable currency at such time.
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark for any applicable currency:
(1)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2)in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, with respect to the then-current Benchmark for any applicable currency, the occurrence of one or more of the following events with respect to such Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the Federal Reserve Bank of New York, the central bank of the currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
a.a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any applicable currency, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced the then- current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 8.07 and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 8.07.

“Floor” means a rate of interest equal to 0.0%.
“Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of dollars, the Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of euros, (1) the central bank for euros or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for euros, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

ARTICLE 9
[Reserved]

ARTICLE 10
Guaranty

Section 10.01. The Guaranty. Each Guarantor hereby, jointly and severally, irrevocably and unconditionally guarantees to each Bank and the Administrative Agent the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on the Loans made to any Borrower pursuant to this Agreement (other than, in the case of a Guarantor that is also a Borrower, the principal of and interest on the Loans made to such Guarantor), and the full and punctual payment of all other amounts payable by any Borrower under this Agreement or any of the other Loan Documents (other than, in the case of a Guarantor that is also a Borrower, all such other amounts payable by such Guarantor). Upon failure by any Borrower to pay punctually any such amount, each Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.
Section 10.02. Guaranty Unconditional. The obligations of each Guarantor under this Article 10 shall be, joint and several, irrevocable, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
(1)any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Borrower under this Agreement or any other Loan Document, by operation of law or otherwise;
(2)any modification or amendment of or supplement to this Agreement or any other Loan Document;
(3)any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any Borrower under this Agreement or any other Loan Document;
(4)any change in the organizational existence, structure or ownership of any Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or its assets or any resulting release or discharge of any obligation of any Borrower contained in this Agreement or any other Loan Document;
(5)the existence of any claim, set-off or other rights such Guarantor may have at any time against any Borrower, the Administrative Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(6)any illegality, invalidity or unenforceability relating to or against any Borrower for any reason of this Agreement or any other Loan Document, or any provision of applicable law or regulation purporting to prohibit any Borrowing by any Borrower or the payment by any Borrower of the principal of or interest on any Loan or any other amount payable by it under this Agreement or any other Loan Document; or
(7)any other act or omission to act or delay of any kind by any Borrower, the Administrative Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause (h), constitute a legal or equitable discharge of such Guarantor’s obligations hereunder.
Section 10.03. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. Except as set forth in Section 10.08, each Guarantor’s obligations under this Article 10 shall remain in full force and effect until the Aggregate Commitments shall have terminated and the principal of and interest on the Loans and all other amounts payable by any Borrower under this Agreement and each other Loan Document (other than contingent indemnification and reimbursement obligations for which no claim has been asserted) shall have been paid in full. If at any time any payment of the principal of or interest on any Loans or any other amount payable by any Borrower under this Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, each Guarantor’s obligations under this Article 10 with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.
Section 10.04. Waiver by the Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrower, any other Guarantor or any other Person.
Section 10.05. Subrogation. Each Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment pursuant to this Article 10, to be subrogated to the rights of the payee against any Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of any Borrower in respect thereof.
Section 10.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under this Agreement or its Notes is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the Majority Banks.
Section 10.07. Limitation on Obligations of Guarantor. The obligations of each Subsidiary that is a Guarantor under this Article 10 shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor’s obligation subject to avoidance under (i) Section 548 of the United States Bankruptcy Code or (ii) any comparable provisions of applicable law.

Section 10.08. Release of Guarantors. The Banks hereby irrevocably agree that any Guarantor (other than Parent, Eaton Capital or the Company) shall be released from this Agreement following the discharge of the Guarantors’ obligations pursuant to Section 10.03 or upon consummation of any transaction permitted hereunder (including a sale, transfer or disposition of such Guarantor to a Person that is not Parent or one of its Subsidiaries) resulting in such Guarantor ceasing to constitute a Subsidiary. Any Guarantor (other than Parent, the Company, Eaton Capital or a direct or indirect parent of the Company) shall be released upon discharge of the Guarantors’ obligations pursuant to Section 10.03 or if such Guarantor shall become an Excluded Person; provided that, with respect to any Guarantor that becomes an Excluded Person, no such release shall occur to the extent such Guarantor remains an issuer or co-issuer of or borrower or guarantor under any U.S. debt securities or U.S. syndicated credit facilities. Any Guarantor that is a direct or indirect parent of the Company (other than Parent) shall be released if, at any time after becoming a Guarantor, (i) such Guarantor becomes prohibited by any applicable law, rule or regulation binding on such Guarantor or its properties from guaranteeing the obligations under this Agreement or (ii) remaining a Guarantor would, in the reasonable determination of the Company, result in material adverse tax consequences to Parent or any of its Subsidiaries as reasonably determined by the Company; provided that no such release shall occur under clauses (i) or (ii) above, to the extent such Guarantor remains an issuer or co-issuer of or borrower or guarantor under any U.S. debt securities or U.S. syndicated credit facilities. The Banks hereby authorize the Administrative Agent to, and the Administrative Agent will at the sole cost and expense of the Company or applicable Credit Party, execute and deliver any instruments, documents, and agreements necessary to evidence and confirm the release of any Guarantor pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Bank.
Section 10.09. Joinder of Guarantors. Any Subsidiary of Parent may become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Agreement upon execution and delivery by such Subsidiary of the Joinder Agreement. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.
Section 10.10. Scheme. The obligations and liabilities of the Guarantors under this Agreement shall not be affected by any reduction occurring in, or other arrangement being made relating to the liabilities of any Credit Party to the Banks as a result of any arrangement or composition, made pursuant to any of the provisions of the Act or any analogous provisions in any other jurisdiction or made pursuant to any proceedings or actions whatsoever and whether or not following the appointment of an administrator, administrative receiver, trustee, liquidator, receiver or examiner or any similar officer or any analogous event occurring under the laws of any relevant jurisdiction to any Credit Party or over all or a substantial part of the assets (as the case may be) of any Credit Party and each Guarantor hereby agrees with and to the Banks and the Administrative Agent that the amount recoverable by the Banks from the Guarantors hereunder will be and will continue to be the full amount which would have been recoverable by the Banks from any such Guarantor in respect of any such Guarantor’s liabilities had no such arrangement or composition or event as aforesaid been entered into.
Section 10.11. Luxembourg Limitation of Guarantee. Notwithstanding anything to the contrary set out herein or in any other Loan Document, the aggregate obligations and exposure of any Luxembourg Credit Party for the payment of obligations of an entity which is not a direct or indirect Subsidiary of such Luxembourg Credit Party shall, together with (i) any similar guarantee and/or security of such Luxembourg Credit Party arising under any other Loan Documents and (ii) any other payment undertaking for the obligations of any Person which is not a subsidiary of any Luxembourg Credit Party with respect to any other financing arrangement, be limited to an aggregate amount not exceeding the higher of:

(1)85% of such Luxembourg Credit Party’s capitaux propres (as referred to in article 34 of the Luxembourg law dated 19 December 2002 on the register of commerce and companies, on accounting and on annual accounts of the companies, as amended (the “2002 Law”), and as implemented by the Grand- Ducal regulation dated 18 December 2015 setting out the form and the content of the presentation of the balance sheet and profit and loss account (the “Regulation”)) and the Intra-Group Liabilities, as shown in its most recently and duly approved financial statements as at the date of this Agreement (or, as the case may be, the date on which it became a Luxembourg Credit Party); and
(2)85% of such Luxembourg Credit Party’s capitaux propres (as referred to in article 34 of the 2002 Law and as implemented by the Regulation) and the Intra-Group Liabilities as shown in its most recently and duly approved financial statements as at the date on which a demand is made.
The limitation above in relation to a Luxembourg Credit Party shall not apply to any amounts borrowed and made available under any Loan Document, in any form whatsoever, to such Luxembourg Credit Party or any of its direct or indirect Subsidiaries. For the avoidance of doubt, any amounts borrowed and made available under any Loan Document, in any form whatsoever, to any Luxembourg Credit Party or any of its direct or indirect subsidiaries shall form part of, and be covered by, the guarantee hereunder given by such Luxembourg Credit Party.
Notwithstanding anything to the contrary, no Luxembourg Guarantor guarantees any amounts due under the Loan Documents if and to the extent the granting of a guarantee for such amounts would constitute an unlawful financial assistance violating article 1500-7 of the Luxembourg law dated 10 August 1915 on commercial companies, as amended.
For the purpose of this Clause, “Intra-Group Liabilities” shall mean any amounts owed by the Luxembourg Guarantor to any of its Affiliates and that have not been financed (directly or indirectly) by a borrowing under this Agreement.

Section 10.12. Irish Limitation of Guarantee. Notwithstanding anything to the contrary set out herein or in any other Loan Document, the obligations of any Guarantor incorporated in Ireland under the guarantee provided for in this Article 10 shall not apply to any borrowings to the extent that the same would:
(a)constitute unlawful financial assistance prohibited by Section 82 of the Act; or
(b)constitute a breach of Section 239 of the Act.
Section 10.13. Dutch Limitation of Guarantee. Notwithstanding the other provisions of this Agreement, no Dutch Credit Party shall be liable under this Agreement to the extent that, if it were so liable, its entry into this Agreement would violate sections 2:98c of the Dutch Civil Code.
ARTICLE 11
Miscellaneous

Section 11.01. Notices. (a) All notices, demands, requests, consents and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (v) in the case of the Company or the Administrative Agent, at its address or facsimile transmission number set forth on the signature pages hereof, (w) in the case of any Eligible Subsidiary, at its address or facsimile transmission number set forth in its Election to Participate, (x) in the case of any Guarantor, at its address or facsimile transmission number set forth in its Joinder Agreement, (y) in the case of any Bank, at its address or facsimile transmission number set forth in its Administrative Questionnaire or (z) in the case of any party hereto, such other address or facsimile transmission number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Company.
(2)All notices, demands, requests, consents and other communications described in clause (a) shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery,
(ii) if delivered by mail, when deposited in the mail, (iii) if delivered by posting to an Approved Electronic Platform, an Internet website or a similar telecommunication device requiring that a user have prior access to such Approved Electronic Platform, website or other device (to the extent permitted by Section 11.02 to be delivered thereunder), when such notice, demand, request, consent and other communication shall have been made generally available on such Approved Electronic Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and such Person has been notified in respect of such posting that a communication has been posted to the Approved Electronic Platform and (i) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in clause (a); provided that notices and communications to the Administrative Agent pursuant to Article 2 or Article 7 shall not be effective until received by the Administrative Agent.
(3)Notwithstanding clauses (a) and (b) (unless the Administrative Agent requests that the provisions of clause (a) and (b) be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of any Approved Electronic Communication by any other means, each Borrower shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent to oploanswebadmin@citi.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify to such Borrower. Nothing in this clause (c) shall prejudice the right of the Administrative Agent or any Bank to deliver any Approved Electronic Communication to any Borrower in any manner authorized in this Agreement or to request that such Borrower effect delivery in such manner.
Section 11.02. Posting of Approved Electronic Communications. (a) Each of the Banks and each Borrower agree that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Banks by posting such Approved Electronic Communications on IntraLinksTM or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).
(2)Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by- deal basis, each of the Banks and each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Banks and each Borrower hereby approves distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

(3)THE APPROVED ELECTRONIC PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OTHER MEMBER OF THE AGENT’S GROUP WARRANTS THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS ANY LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OTHER MEMBER OF THE AGENT’S GROUP IN CONNECTION WITH THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM.
(4)Each of the Banks and each Borrower agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.
Section 11.03. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 11.04. Expenses; Indemnification; Waiver. (a) Costs and Expenses. The Company shall pay (i) all reasonable and documented out-of-pocket expenses of the Administrative Agent, including, without limitation, reasonable fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation, syndication and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder, provided that any reimbursement of fees and disbursements of counsel pursuant to the foregoing clause (i) shall be limited to the fees and disbursements of one firm of counsel to the Administrative Agent and the Banks and, if necessary, one local counsel in any applicable material jurisdiction and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each Bank, including, without limitation, reasonable fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom and in connection with the enforcement of rights under this Section 11.04(a).
(2)Indemnification by Borrowers. The Borrowers agree jointly and severally to indemnify the Administrative Agent and each Bank and each Joint Lead Arranger and each Related Party of any of the foregoing Persons (each an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, claims, losses, damages, reasonable and documented out-of-pocket costs and expenses, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any actual or prospective claim, investigation, or administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Loan Documents or any agreement or instrument contemplated hereby or thereby, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) only, the administration of the Loan Documents, or any actual or proposed use of proceeds of Loans hereunder, or the enforcement of rights under this Section 11.04(b) (including, without limitation, whether or not such actual or prospective claim, investigation, or administrative or judicial proceeding is brought by the Borrower or any of its directors, security holders or creditors, an Indemnitee or any other Person); provided that no Indemnitee shall have the right to be indemnified hereunder for (i) such Indemnitee’s own bad faith, gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final nonappealable judgment, (ii) any material breach by such Indemnitee of its obligations under the Loan Documents, as determined by a court of competent jurisdiction in a final nonappealable judgment, (iii) any claim by any Indemnitee against another Indemnitee that does not involve an act or omission of Parent or any of its Subsidiaries, except to the extent that such claim is against such Person in its capacity as Administrative Agent, Joint Lead Arranger or similar role in connection with this Agreement, in each case, as determined by a court of competent jurisdiction in a final nonappealable judgment. At its own expense, each Borrower shall have the right to participate in (but not control) the defense of any action with respect to which it may have an indemnity obligation hereunder. Notwithstanding the foregoing, this Section 11.04 shall not apply to any taxes, duties, levies, imposts, deductions, charges or withholdings of any governmental authority, which shall be governed by Sections
8.03 and 8.04.
(3)Waiver. To the fullest extent permitted by applicable law but without limiting the Borrowers’ obligations under clause (b) above, each party hereto agrees that it shall not assert any claim against any other party hereto or any of their respective Related Parties, on any theory of liability, for consequential, indirect, special or punitive damages (as opposed to direct and actual damages) arising out of or relating to this Agreement or any other Loan Document, the transactions contemplated hereby or thereby, or the actual or proposed use of the Loans; provided that nothing in this clause (c) shall relieve any Borrower of any obligation it may have pursuant to Section 11.04(b) to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. Notwithstanding anything to the contrary herein, no Indemnitee will be liable to the Borrowers or any other Person, any of their respective Affiliates or any of their respective security holders or creditors for any damages arising from the use by unauthorized Persons of information or other materials sent through the Approved Electronic Platform that are intercepted by such Persons, except to the extent that such damages are determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee.
Section 11.05. Set-Off; Sharing of Payments. (a) Without limiting any of the obligations of the Borrowers or the rights of the Banks hereunder, if any Borrower shall fail to pay when due (whether at stated maturity, by acceleration or otherwise) any amount payable by it hereunder or under any Note, each Bank may, without prior notice to such Borrower (which notice is expressly waived by it to the fullest extent permitted by applicable law), set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final, in any currency, matured or unmatured) and other obligations and liabilities at any time held or owing by such Bank or any of its Affiliates or any branch or agency thereof to or for the credit or account of such Borrower or any Guarantor; provided that in the event that any Defaulting Bank exercises any such right of setoff, (x) all amounts so set off will be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, will be segregated by such Defaulting Bank from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Banks and (y) the Defaulting Bank will provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Bank as to which it exercised such right of setoff. Each Bank shall promptly provide notice of such set-off to such Borrower or Guarantor; provided that failure by such Bank to provide such notice shall not give any Borrower or any Guarantor any cause of action or right to damages or affect the validity of such set-off and application.

(2)If any Bank shall obtain from any Borrower payment of any principal of or interest on a Loan or payment of any other amount under this Agreement or any Note through the exercise of any right of set-off, banker’s lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Bank shall have received a percentage of the principal of or interest on such Loan or such other amounts then due hereunder by such Borrower to such Bank in excess of its pro rata share thereof, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans or such other amounts, respectively, owing to such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time, as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses that may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.
(3)Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower.
Section 11.06. Amendments and Waivers. Except as otherwise set forth in this Agreement, any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and by the Majority Banks; provided, that no such amendment or waiver shall, unless signed by all the Banks (i) extend or increase (including reinstating a terminated or expired Commitment) the Commitment of any Bank, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder; provided, however, that Section 8.02 shall govern the matters addressed therein, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for the termination of any Commitment (other than with respect to payments or terminations contemplated by Section 2.08), (iv) change the percentage of the Commitments or of the Aggregate Outstanding Amount, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section 11.06 or any other provision of this Agreement (including, without limitation, the definition of “Majority Banks”), (v) release Parent or the Company as a Guarantor or release all or substantially all of the value of the Guarantors, in either case from the obligations as guarantor under Section 10.01 or (vi) amend Section 2.12 or Section 11.05(b); and provided further that no such amendment, waiver or modification shall, unless signed by an Eligible Borrower, (w) subject such Eligible Borrower, as applicable, to any additional obligation, (x) increase the principal of or rate of interest on any outstanding Loan of such Eligible Borrower, as applicable, (y) accelerate the stated maturity of any outstanding Loan of such Eligible Borrower, as applicable, or (z) change this proviso.
Notwithstanding the foregoing, (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to each Banks, affect the rights or duties of the Administrative Agent under this Agreement, and (ii) a Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Further notwithstanding anything to the contrary herein, no Defaulting Bank shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (i) the Commitment of such Bank may not be increased or extended without the consent of such Bank, (ii) the principal of, and the rate of interest specified herein on, any Loan due to a Defaulting Bank may not be reduced without (A) the consent of such Defaulting Bank or (B) in connection with a reduction of the rate of interest specified herein on any Loan which impacts all Banks, the consent of all other Banks entitled to vote or (ii) this last sentence of Section 11.06 shall not be amended without the consent of any Bank that is a Defaulting Bank at the time of such amendment. Further notwithstanding anything to the contrary herein, (i) if following the Closing Date, the Administrative Agent and any Eligible Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Eligible Borrower shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Documents, and (ii) the Loan Documents may be amended, modified or supplemented solely with the consent of the Administrative Agent and the Borrowers in order to give effect to an Eligible Subsidiary becoming eligible to borrow pursuant to Section 2.18, including, but not limited to, modifications to reflect the designation of an Eligible Subsidiary and modifications to reflect applicable law as determined by the Administrative Agent and the Borrowers in their reasonable business judgment.
Section 11.07. Successors and Assigns. (a) Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Bank, except as permitted by Section 5.04 and Section 5.10, and no Bank may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section 11.07, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section 11.07, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section 11.07 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph
(4)of this Section 11.07 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Banks) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Assignments by Banks. Any Bank may at any time assign to one or more assignees (other than Parent, any of its Affiliates or a natural person) (each an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) and the Notes; provided that any such assignment shall be subject to the following conditions:
i.Minimum Amounts.
i.in the case of an assignment of the entire remaining amount of the assigning Bank’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Bank, an Affiliate of a Bank or an Approved Fund, no minimum amount need be assigned; and
ii.in any case not described in paragraph (b)(i)(A) of this Section 11.07, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $10,000,000 (or an Equivalent amount in euros) or a multiple of $1,000,000 (or an Equivalent amount in euros) in excess thereof, unless each of the Administrative Agent and, so long as no Event of Default under Section 6.01(a), (g) or (h) (in each case, with respect to a Borrower) has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed).

a.Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.
b.Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section 11.07 and, in addition:
i.the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default under Section 6.01(a), (g) or
(h) (in each case, with respect to a Borrower) has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Bank, an Affiliate of a Bank or an Approved Fund; provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof; and
ii.the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Bank, an Affiliate of such Bank or an Approved Fund with respect to such Bank.
c.Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Bank, shall deliver to the Administrative Agent an Administrative Questionnaire.
d.No Assignment to Certain Persons. No such assignment shall be made to (A) the Parent or any of the Parent’s Affiliates or Subsidiaries or (B) to any Defaulting Bank or any of its Subsidiaries, or any Person who, upon becoming a Bank hereunder, would constitute a Defaulting Bank or a Subsidiary thereof.
i.No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).
ii.Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Bank hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Bank, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Bank to the Administrative Agent, and each other Bank hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its applicable percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Bank hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Bank for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section 11.07, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Bank’s rights and obligations under this Agreement, such Bank shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 8.03 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Bank will constitute a waiver or release of any claim of any party hereunder arising from that Bank’s having been a Defaulting Bank. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (d) of this Section 11.07.
(c)Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amounts of the Loans owing to, each Bank pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Banks shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement absent manifest error, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Bank (as to its own entry in the Register only), at any reasonable time and from time to time upon reasonable prior notice.
(d)Participations. Any Bank may at any time, without the consent of, or notice to, the Company or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Parent or any of the Parent’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Bank’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Bank’s obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrowers, the Administrative Agent and the Banks shall continue to deal solely and directly with such Bank in connection with such Bank’s rights and obligations under this Agreement. For the avoidance of doubt, each Bank shall be responsible for the indemnity under Section 11.04(b) with respect to any payments made by such Bank to its Participant(s).
Any agreement or instrument pursuant to which any Bank sells such participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 11.06 without the consent of the Participant. The Borrowers agree that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Section
2.13 and Article 8 with respect to its participating interest (it is being understood that documentation required under Section 8.04 shall be delivered to the participating Bank). An assignment or other transfer which is not permitted by subsection (b) above or (e) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (d). Each Bank that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the applicable Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the United States Proposed Treasury Regulations (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
No Assignee, Participant or other transferee of any Bank’s rights shall be entitled to receive any greater payment under Section 8.03 or Section 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company’s prior written consent or by reason of the provisions of Section 8.02, Section 8.03 or Section 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.
(e)Certain Pledges. Any Bank may at any time, without the consent of, or notice to, the Company or the Administrative Agent, pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

Section 11.08. Collateral. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.
Section 11.09. Governing Law; Submission to Jurisdiction. (a) Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract, equity, tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
(2)Jurisdiction. Each Credit Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Bank or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any Bank may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.
(3)Waiver of Venue. Each Credit Party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 11.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(4)Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.01. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law. Each Credit Party hereby designates the Company located at 1000 Eaton Boulevard, Cleveland, Ohio 44122 (the “Process Agent”), as its agent for the purpose of service of all writs, process and summonses in any legal action or proceeding. Each Credit Party irrevocably waives, to the fullest extent permitted by law, all claims of error by reason of any such service and agrees (i) that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept any such service and agrees that the failure of the Process Agent to give any notice of any such service to such Credit Party shall not impair or affect the validity of such service or any judgment based thereon and (ii) that such service (A) shall be deemed in every respect effective service of process upon such Credit Party in any such action or proceeding and (B) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon such Credit Party, provided that a photocopy of such service will be provided to the Borrower as provided in Section 11.01 hereof.
Section 11.10. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all other prior agreements and understandings, oral or written, relating to the subject matter hereof.
Section 11.11. Confidentiality; Treatment of Information. (a) Each of the Administrative Agent and the Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (in which case the Administrative Agent or the applicable Bank agrees, to the extent practicable and not prohibited by applicable law, rule or regulation, to inform the Company promptly thereof prior to disclosure), (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document, any action or proceeding relating to this Agreement or any other Loan Document, the enforcement of rights hereunder or thereunder or any litigation or proceeding to which the Administrative Agent or any Bank or any of its respective Affiliates may be a party, (vi) subject to an agreement containing or incorporating provisions substantially the same as those of this Section 11.11, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (B) any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives), surety, reinsurer, guarantor or credit liquidity enhancer (or their advisors) to or in connection with any swap, derivative or other transaction under which payments are to be made by reference to the Company and its obligations hereunder or under the other Loan Documents or by reference to this Agreement or payments hereunder or under the other Loan Documents, (C) any rating agency when required by it, or (D) the CUSIP Service Bureau or any similar organization, with the consent of the Company or (vii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 11.11 or (B) becomes available to the Administrative Agent, any Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Company. In addition, the Administrative Agent and the Banks may disclose the existence of this Agreement and information about this Agreement (but not the contents beyond that contained on the cover page hereof) to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent, the Syndication Agents, the Documentation Agent and the Banks in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.
For the purposes of this Section 11.11, “Information” means all information received from Parent or any of its Subsidiaries relating to Parent and its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Bank on a nonconfidential basis prior to disclosure by Parent or any of its Subsidiaries; provided that, in the case of information received from Parent or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding any other provision herein, each party hereto (and each party’s employees, representatives or other agents) may disclose to any and all Persons, without limitation of any kind, the United States tax treatment and United States tax structure of this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such United States tax treatment and United States tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.
(2)Certain of the Banks may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that does not contain material non-public information with respect to Parent or the Company or their respective securities (“Restricting Information”). Other Banks may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that may contain Restricting Information. Each Bank acknowledges that United States federal and state securities laws prohibit any person from purchasing or selling securities on the basis of material, non-public information concerning such issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person. Neither the Administrative Agent nor any of its Related Parties shall, by making any Communications (including Restricting Information) available to a Bank, by participating in any conversations or other interactions with a Bank or otherwise, make or be deemed to make any statement with regard to or otherwise warrant that any such information or Communication does or does not contain Restricting Information nor shall the Administrative Agent or any of its Related Parties be responsible or liable in any way for any decision a Bank may make to limit or to not limit its access to Restricting Information. In particular, none of the Administrative Agent nor any of its Related Parties (i) shall have, and the Administrative Agent, on behalf of itself and each of its Related Parties, hereby disclaims, any duty to ascertain or inquire as to whether or not a Bank has or has not limited its access to Restricting Information, such Bank’s policies or procedures regarding the safeguarding of material, non-public information or such Bank’s compliance with applicable laws related thereto or (ii) shall have, or incur, any liability to any Credit Party or any of its Subsidiaries or any Bank or any of their respective Related Parties arising out of or relating to the Administrative Agent or any of its Related Parties providing or not providing Restricting Information to any Bank.
(3)The Company agrees that (i) all Communications it provides to the Administrative Agent intended for delivery to the Banks whether by posting to the Approved Electronic Platform or otherwise shall be clearly and conspicuously marked “PUBLIC” if such Communications do not contain Restricting Information which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Communications “PUBLIC,” the Company shall be deemed to have authorized the Administrative Agent and the Banks to treat such Communications as either publicly available information or not material information (although, in this latter case, such Communications may contain sensitive business information and, therefore, remain subject to the confidentiality undertakings of clause (a) above) with respect to Parent or the Company or their respective securities for purposes of United States federal and state securities laws, (iii) all Communications marked “PUBLIC” may be delivered to all Banks and may be made available through a portion of the Approved Electronic Platform designated “Public Side Information”, and (iv) the Administrative Agent shall treat any Communications that are not marked “PUBLIC” as Restricting Information and will not post such Communications to a portion of the Approved Electronic Platform designated “Public Side Information”. Neither the Administrative Agent nor any of its Related Parties shall be responsible for any statement or other designation by the Company regarding whether a Communication contains or does not contain material non-public information with respect to Parent or the Company or their respective securities nor shall the Administrative Agent or any of its Related Parties incur any liability to the Credit Parties, any Bank or any other Person for any action taken by the Administrative Agent or any of its Related Parties based upon such statement or designation, including any action as a result of which Restricting Information is provided to a Bank that may decide not to take access to Restricting Information. Nothing in this clause (c) shall modify or limit a Bank’s obligations under clause (a) with regard to Communications and the maintenance of the confidentiality of or other treatment of Information.
(4)Each Bank acknowledges that circumstances may arise that require it to refer to Communications that might contain Restricting Information. Accordingly, each Bank agrees that it will nominate at least one designee to receive Communications (including Restricting Information) on its behalf and identify such designee (including such designee’s contact information) on such Bank’s Administrative Questionnaire. Each Bank agrees to notify the Administrative Agent from time to time of such Bank’s designee’s e-mail address to which notice of the availability of Restricting Information may be sent by electronic transmission.
(5)Each Bank acknowledges that Communications delivered hereunder and under the other Loan Documents may contain Restricting Information and that such Communications are available to all Banks generally. Each Bank that elects not to take access to Restricting Information does so voluntarily and, by such election, acknowledges and agrees that the Administrative Agent and other Banks may have access to Restricting Information that is not available to such electing Bank. None of the Administrative Agent nor any Bank with access to Restricting Information shall have any duty to disclose such Restricting Information to such electing Bank or to use such Restricting Information on behalf of such electing Bank, and shall not be liable for the failure to so disclose or use, such Restricting Information.

(6)The provisions of the foregoing clauses of this Section 11.11 are designed to assist the Administrative Agent, the Banks and the Company in complying with their respective contractual obligations and applicable law in circumstances where certain Banks express a desire not to receive Restricting Information notwithstanding that certain Communications hereunder or under the other Loan Documents or other information provided to the Banks hereunder or thereunder may contain Restricting Information. Neither the Administrative Agent nor any of its Related Parties warrants or makes any other statement with respect to the adequacy of such provisions to achieve such purpose nor does the Administrative Agent or any of its Related Parties warrant or make any other statement to the effect that the Company’s or any Bank’s adherence to such provisions will be sufficient to ensure compliance by the Company or such Bank with its contractual obligations or its duties under applicable law in respect of Restricting Information and each of the Banks and the Company assumes the risks associated therewith.
Section 11.12. Severability. In case any provision in this Agreement or in any Note shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Agreement or such Note, as the case may be, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 11.13. Survival. The obligations of the Borrowers under Section 2.14, Section 2.16, Section 2.17, Section 8.03(a), Section 8.03(b), Section 8.04, Section 8.06 and Section 11.04, and the obligations of the Banks under Section 7.05, shall survive the repayment of the Loans and the termination of the Commitments (provided that any such obligation shall not survive for more than one year after the later of such events) and, in the case of any Bank that may assign any interest in its Commitment or Loans, shall survive the making of such assignment, notwithstanding that such assigning Bank may cease to be a “Bank” hereunder, and shall survive the resignation or removal of the Administrative Agent. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no Bank shall be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Bank or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.
Section 11.14. Waiver of Jury Trial. EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 11.15. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.
Section 11.16. No Fiduciary Relationship. The Credit Parties acknowledge that neither any Bank nor the Administrative Agent has any fiduciary relationship with, or fiduciary duty to any Credit Party arising out of or in connection with this Agreement or the Notes, and the relationship between the Administrative Agent and the Banks, on the one hand, and the Credit Parties, on the other, in connection herewith or therewith is solely that of debtor and creditor. This Agreement does not create a joint venture among the parties. The Credit Parties acknowledge that the Administrative Agent, each Bank and their respective Affiliates may have economic interests that conflict with those of the Credit Parties, their respective stockholders and/or their respective Affiliates.
Section 11.17. USA PATRIOT Act Notification. Each Bank subject to the USA PATRIOT Act and the Beneficial Ownership Regulation hereby notifies the Credit Parties that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Bank to identify each Credit Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation.
Section 11.18. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Agreement, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(1)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(2)the effects of any Bail-In Action on any such liability, including, if applicable:
(a)a reduction in full or in part or cancellation of any such liability;
(b)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or
(c)the variation of the terms of such liability in connection with the exercise of the Write- Down and Conversion Powers of the applicable Resolution Authority.
The following terms, as used herein, have the following meanings:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Loan Market Association” means the London trade association, which is the self-described authoritative voice of the syndicated loan markets in Europe, the Middle East and Africa.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

[Signature pages follow]

EATON CORPORATION

By: /s/ Kirsten Park
Name: Kirsten M. Park
Title: Senior Vice President — Treasury

By: /s/ Lizbeth L. Wright
Name: Lizbeth L. Wright
Title: Vice President and Secretary

EATON AEROQUIP LLC EATON AEROSPACE LLC EATON FILTRATION LLC
EATON LEASING CORPORATION WRIGHT LINE LLC
COOPER B-LINE, INC. COOPER BUSSMANN, LLC COOPER CROUSE-HINDS, LLC
COOPER POWER SYSTEMS, LLC EATON ELECTIUC HOLDINGS LLC COOPER    IRJNG DEVICES, INC.

By: /s/ Lizbeth L. Wright
Name: Lizbeth L. Wright
Title: Vice President and Secretary
[Signature Page to the 364-Day Credit Agreement]

EATON CORPORATION PLC

By:     /s/ Nigel Crawford     Name: Nigel Crawford
Title: Secretary

By:
Name: Kirsten M. Park
Title: Authorized Signatory

EATON CAPITAL UNLIMITED COMPANY

By:     /s/ Nigel Crawford     Name: Nigel Crawford
Title: Director

COOPER INDUSTRIES UNLIMITED COMPANY

By:     /s/ Nigel Crawford     Name: Nigel Crawford
Title: Director

EATON DOMHANDA UNLIMITED COMPANY

By:     /s/ Nigel Crawford     Name: Nigel Crawford
Title: Director

[Signature Page to the 364-Day Credit Agreement]

EATON CORPORATION PLC

By:          Name: Nigel Crawford
Title: Secretary

By: /s/ Kirsten M. Park
Name: Kirsten M. Park
Title: Authorized Signatory

EATON CAPITAL UNLIMITED COMPANY

By:          Name: Nigel Crawford
Title: Director

COOPER INDUSTRIES UNLIMITED COMPANY

By:          Name: Nigel Crawford
Title: Director

EATON DOMHANDA UNLIMITED COMPANY

By:          Name: Nigel Crawford
Title: Director

[Signature Page to the 364-Day Credit Agreement]

TURLOCK B.V.

By:     /s/ Alexis Hubert     Name: Alexis Hubert
Title: Authorised signatory

By: _____________________________________
Name: Martinus Bernardus Cornelese
Title: Authorised signatory

[Signature Page to the 364-Day Credit Agreement]

TURLOCK B.V.

By:          Name: Alexis Hubert
Title: Authorised signatory

By: /s/ Martinus Bernardus Cornelese
Name: Martinus Bernardus Cornelese
Title: Authorised signatory

[Signature Page to the 364-Day Credit Agreement]

EATON CONTROLS (LUXEMBOURG) S.A R.L.

By: /s/ Sabme Knobloch
Name: Sabme Knobloch
Title: Manager and authorised signatory

EATON TECHNOLOGIES (LUXEMBOURG) S.A R.L.

By:     /s/ Johannes Vosman     Name: Johannes Vosman
Title: Manager and authorised signatory

[Signature Page to the 364-Day Credit Agreement]

CITIBANK, N.A.
an Administrative Agent

By: /s/ Susan Olsen
Name: Susan Olsen
Title:    Vice President

CITIBANK, N.A.
By: /s/ Susan Olsen
Name: Susan Olsen
Title:    Vice President

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title:

BARCLAYS BANK PLC

By:      Name:
Title:

BNP PARIBAS

By:      Name:
Title:

By:      Name:
Title:

[Signature Page to the 364-Day Credit Agreement]

CITIBANK, N.A.,
as Administrative Agent

By:      Name:
Title:

CITIBANK, N.A.

By:      Name:
Title:

JPMORGAN CHASE BANK, N.A.

By: /s/ Will Price     Name: Will Price
Title: Vice President

BANK OF AMERICA, N.A.

By:      Name:
Title:

BARCLAYS BANK PLC

By:      Name:
Title:

BNP PARIBAS

By:      Name:
Title:

By:      Name:
Title:
[Signature Page to the 364-Day Credit Agreement]

BANK OF AMERICA, N.A.
By:    /s/ Oscar D. Cortez    Name: Oscar D. Cortez
Title: Director
[Signature Page to the 364-Day Credit Agreement]

BARCLAYS BANK PLC
By: /s/ Charlene Saldanha     Name: Charlene Saldanha
Title: Vice President
[Signature Page to the 364-Day Credit Agreement]

CITIBANK, N.A.,
as Administrative Agent

By:      Name:
Title:

CITIBANK, N.A.

By:      Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:      Name:
Title:

BANK OF AMERICA, N.A.

By:      Name:
Title:

BARCLAYS BANK PLC

By:      Name:
Title:

BNP PARIBAS

By: /s/ Norman Miller     Name: Norman Miller
Title: Vice President

By: /s/ Cody Flanzer     Name: Cody Flanzer
Title: Vice President
[Signature Page to the 364-Day Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

By:
Name:
Title:
[Signature Page to the 364-Day Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By:      Name:
Title:

By:      Name:
Title:

GOLDMAN SACHS BANK USA

By: /s/ Jonathan Dworkin    Name: Jonathan Dworkin
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.

By:      Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION

By:      Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:      Name:
Title:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:      Name:
Title:

[Signature Page to the 364-Day Credit Agreement]

MORGAN STANLEY BANK, N.A.

By: /s/ Michael King     Name: Michael King
Title: Authorized Signatory

[Signature Page to the 364-Day Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By:      Name:
Title:

By:      Name:
Title:

GOLDMAN SACHS BANK USA

By:     Name:
Title:

MORGAN STANLEY BANK, N.A.

By:      Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Matthew McLaurin     Name: Matthew McLaurin
Title: Director, Global Banking

PNC BANK, NATIONAL ASSOCIATION

By:      Name:
Title:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:      Name:
Title:

[Signature Page to the 364-Day Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By:      Name:
Title:

By:      Name:
Title:

GOLDMAN SACHS BANK USA

By:     Name:
Title:

MORGAN STANLEY BANK, N.A.

By:      Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION

By:      Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Scott A. Nolan
Name: Scott A. Nolan
Title: Senior Vice President

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:      Name:
Title:
[Signature Page to the 364-Day Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: /s/ David Pearlman
Name: David Pearlman
Title: Authorized Signatory

[Signature Page to the 364-Day Credit Agreement]

TRUIST BANK

By: /s/ James Hembree
Name: James Hembree
Title: Director

[Signature Page to the 364-Day Credit Agreement]

TRUIST BANK

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Daniel K. Kinasz
Name: Daniel K. Kinasz
Title:    Executive Director

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

BANK OF CHINA, NEW YORK BRANCH

By:
Name:
Title:

DBS BANK LTD.

By:
Name:
Title:
[Signature Page to the 364-Day Credit Agreement]

TRUIST BANK

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NEW YORK MELLON

By: /s/ Tak Cheng
Name: Tak Cheng
Title:    Senior Vice President

BANK OF CHINA, NEW YORK BRANCH

By:
Name:
Title:

DBS BANK LTD.

By:
Name:
Title:
[Signature Page to the 364-Day Credit Agreement]

BANK OF CHINA, NEW YORK BRANCH
By: /s/ Raymond Qiao     Name: Raymond Qiao
Title: Executive Vice President

[Signature Page to the 364-Day Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:      Name:
Title:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

BY:      NAME:
TITLE:

TRUIST BANK

BY:      NAME:
TITLE:

THE BANK OF NEW YORK MELLON

By:      Name:
Title:

BANK OF CHINA, NEW YORK BRANCH

By:      Name:
Title:
DBS BANK LTD.

By: /s/ Josephine Lim     Name: Josephine Lim
Title: Vice President

[Signature Page to the 364-Day Credit Agreement]

ANNEX A
PRICING SCHEDULE
On any date, the Facility Fee Rate shall be determined by the matrix below based on the Company’s Status. On any date, the Applicable Margin for Term Benchmark Loans shall be determined by the matrix below based on the Company’s Status. On any date, the ABR Margin shall be Applicable Margin for Term Benchmark Loans at such time minus 1.00% (but in no event less than 0%).

Rating Status	Debt Rating	Facility Fee Rate	Applicable Margin for Term Benchmark Loans
I	≥ A+/A1	0.030%	0.720%
II	A/A2	0.040%	0.835%
III	A-/A3	0.060%	0.940%
IV	BBB+/Baa1	0.080%	1.045%
V	≤ BBB/Baa2	0.100%	1.150%

“Level I Status” exists on any date if, at such date, the Company’s outstanding senior unsecured long-term debt is rated A+ or an equivalent rating or higher by S&P or A1 or an equivalent rating or higher by Moody’s.
“Level II Status” exists on any date if, at such date, (i) the Company’s outstanding senior unsecured long-term debt is rated A or an equivalent rating or higher by S&P or A2 or an equivalent rating or higher by Moody’s and (ii) Level I Status does not exist on such date.
“Level III Status” exists on any date if, at such date, (i) the Company’s outstanding senior unsecured long-term debt is rated A- or an equivalent rating or higher by S&P or A3 or an equivalent rating or higher by Moody’s and (ii) none of Level I Status or Level II Status exists on such date.
“Level IV Status” exists on any date if, at such date, (ii) the Company’s outstanding senior unsecured long-term debt is rated BBB+ or an equivalent rating or higher by S&P or Baa1 or an equivalent rating or higher by Moody’s and (ii) none of Level I Status, Level II Status or Level III Status exists on such date.
“Level V Status” exists on any date if none of Level I Status, Level II Status, Level III Status or Level IV Status exists on such date.
“Status” means Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.
The credit ratings to be utilized in the determination of a Status are the ratings assigned to unsecured obligations of the Company. Notwithstanding the above
A-1

definitions, the parties agree that for purposes of determining what Status applies, (i) if the rating by Moody’s and the rating by S&P, referred to in the definitions relating to such Status, differ by one level, then the applicable rating level status shall be based upon the higher of such ratings, (ii) if said rating by Moody’s and said rating by S&P differ by more than one level, then the applicable Status shall be one level lower than the rating level resulting from the higher of such ratings, (iii) during any period during which there is no such rating by either Moody’s or S&P, Level V Status shall apply and (iv) each change in the Status shall become effective on the third Business Day after a change in the rating by Moody’s or a change in the rating by S&P, as applicable.
A-2

ANNEX B
COMMITMENTS

BANKS	COMMITMENTS
Citibank, N.A.	$53,000,000
JPMorgan Chase Bank, N.A.	$53,000,000
Bank of America, N.A.	$53,000,000
Barclays Bank PLC	$35,000,000
BNP Paribas	$35,000,000
Deutsche Bank AG New York Branch	$35,000,000
Goldman Sachs Bank USA	$35,000,000
Morgan Stanley Bank, N.A.	$35,000,000
HSBC Bank USA, N.A.	$25,533,334
PNC Bank, National Association	$25,533,334
The Toronto-Dominion Bank, New York Branch	$25,533,334
Truist Bank	$25,533,334
Wells Fargo Bank, National Association	$25,533,334
The Bank of New York Mellon	$16,666,667
Bank of China, New York Branch	$13,333,333
DBS Bank, Ltd.	$8,333,333
Total:	$500,000,000
B-1

ANNEX C
GUARANTORS

Entity Name	Jurisdiction of Organization
Eaton Aerospace LLC	Delaware
Eaton Filtration LLC	Delaware
Wright Line LLC	Delaware
Eaton Aeroquip LLC	Ohio
Eaton Leasing Corporation	Ohio
Eaton Controls (Luxembourg) S.à r.l	Luxembourg
Eaton Technologies (Luxembourg) S.à r.l.	Luxembourg
Eaton Domhanda Unlimited Company	Ireland
Cooper B-Line, Inc.	Delaware
Cooper Bussmann, LLC	Delaware
Eaton Electric Holdings LLC	Delaware
Cooper Crouse-Hinds, LLC	Delaware
Cooper Power Systems, LLC	Delaware
Cooper Wiring Devices, Inc.	New York
Cooper Industries Unlimited Company	Ireland
Turlock B.V.	The Netherlands
Eaton Capital Unlimited Company (but only with respect to the obligations of the Company and the other Eligible Borrowers hereunder)	Ireland
Eaton Corporation plc (but only with respect to the obligations of the Company and the other Eligible Borrowers hereunder)	Ireland
Eaton Corporation (but only with respect to any obligations of an Eligible Borrower hereunder)	Ohio
C-1

EXHIBIT A
[FORM OF] ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]2 hereunder are several and not joint.]3 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Bank][their respective capacities as Banks] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Bank)][the respective Assignors (in their respective capacities as Banks)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.Assignor[s]: __________________________________________
__________________________________________
2.Assignee[s]: __________________________________________
__________________________________________
[Assignee is an [Affiliate][Approved Fund] of [identify Bank]
3.Borrower:    Eaton Corporation

_____________________
1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
3 Include bracketed language if there are either multiple Assignors or multiple Assignees.

4.Administrative Agent:    Citibank, N.A., as the administrative agent under the Credit Agreement
5.Credit Agreement:    364-Day $500,000,000 Revolving Credit Agreement dated as of September 30, 2024, among the Company, the Guarantors from time to time party thereto, the Banks from time to time party thereto and Citibank, N.A., as Administrative Agent.
6.Assigned Interest[s]:

Assignor[s][4]	Assignee[s][5]	Aggregate Amount of Commitment/Loans for all Banks[6]	Amount of Commitment/Loa ns Assigned[8]	Percentage Assigned of Commitment/ Loans[7]	CUSIP Number
		$	$	%
		$	$	%
		$	$	%

[7.    Trade Date:    ]8
[Page break]

_____________________
4 List each Assignor, as appropriate.
5 List each Assignee, as appropriate.
6 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
7 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Banks thereunder.
8 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date:     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR[S]9
[NAME OF ASSIGNOR]

By:     Name:
Title:

[NAME OF ASSIGNOR]

By:     Name:
Title:

ASSIGNEE[S]10
[NAME OF ASSIGNEE]

By:     Name:
Title:

[NAME OF ASSIGNEE]

By:     Name:
Title:

______________________
9 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).
10 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

[Consented to and]11 Accepted:
CITIBANK, N.A., as
Administrative Agent

By:          Name:
Title:

[Consented to:]12

[EATON CORPORATION]

By:          Name:
Title:

By:          Name:
Title:

______________________
11 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

12 To be added only if the consent of the Company is required by the terms of the Credit Agreement.
A-3

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION
1.Representations and Warranties.
1.1.Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Bank; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document,
(ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.07 of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Bank thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Bank attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.
2.Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts that have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts that have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3.General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B
FORM OF ELECTION TO PARTICIPATE

Citibank, N.A., as Administrative Agent for the Banks under the 364-Day $500,000,000 Revolving Credit Agreement dated as of September 30, 2024
(as amended from time to time, the “Credit Agreement”) among Eaton Corporation, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time party thereto and the Administrative Agent Ladies and Gentlemen:
Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement have for the purposes hereof the meaning provided therein.
The undersigned, [name of Wholly-Owned Consolidated Subsidiary of Parent], a [type of entity] organized under the laws of [jurisdiction of incorporation or organization], elects to be an Eligible Borrower for purposes of the Credit Agreement, effective from the date hereof until an Election to Terminate shall have been delivered to the Administrative Agent on behalf of the Company with respect to the undersigned in accordance with the Credit Agreement.
The undersigned hereby becomes a party to the Credit Agreement as an “Eligible Borrower” and a “Borrower” thereunder with the same force and effect as if originally named therein as an Eligible Borrower and a Borrower and, without limiting the generality of the foregoing hereby agrees to perform all the obligations of an Eligible Borrower and a Borrower thereunder, and to be bound in all respects by the terms of the Credit Agreement, including without limitation Section 11.04(b) thereof. The undersigned hereby represents and warrants that each of the representations and warranties made by it as a Credit Party in Article 4 of the Credit Agreement is true and correct in all material respects on and as of the date hereof (after giving effect to this Election to Participate) as if made on and as of such date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.
B-1

The address to which all notices to the undersigned under the Credit Agreement should be directed is:

The address where the undersigned is located is:

The tax identification number of the undersigned is:

This instrument shall be construed in accordance with and governed by the law of the State of New York.

Very truly yours,

[NAME OF ELIGIBLE BORROWER]

By:
Name:
Title:

[The undersigned confirms that [name of Eligible Borrower] is an Eligible Borrower for purposes of the Credit Agreement described above.]

EATON CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Receipt of the above Election to Participate is acknowledged on and as of the date set forth above.

CITIBANK, N.A.,
as Administrative Agent

By:
Name:
Title:
B-2

EXHIBIT C
FORM OF ELECTION TO TERMINATE

Citibank, N.A., as Administrative Agent for the Banks under the 364-Day $500,000,000 Revolving Credit Agreement dated as of September 30, 2024
(as amended from time to time, the “Credit Agreement”) among Eaton Corporation, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time party thereto and the Administrative Agent Ladies and Gentlemen:
Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement have for the purposes hereof the meaning provided therein.
The undersigned, Eaton Corporation, an Ohio corporation, elects to terminate the status of [name of Wholly-Owned Consolidated Subsidiary of Parent], a [[type of entity] organized under the laws of [jurisdiction of incorporation or organization]][corporation organized under the laws of Ireland] (the “Designated Borrower”), as an Eligible Borrower for purposes of the Credit Agreement, effective as of the date hereof. The undersigned represents and warrants that all principal and interest on all Loans of the Designated Borrower and all other amounts payable by such Designated Borrower pursuant to the Credit Agreement and each other Loan Document have been paid in full on or prior to the date hereof. Notwithstanding the foregoing, this Election to Terminate shall not affect any obligation of the Designated Borrower under the Credit Agreement or under Loan Document heretofore incurred.

[Signatures Follow on Next Page]
C-1

This instrument shall be construed in accordance with and governed by the law of the State of New York.

EATON CORPORATION

By:          Name:
Title:
By:          Name:
Title:

Receipt of the above Election to Terminate is hereby acknowledged on and as of the date set forth above.

CITIBANK, N.A.,
as Administrative Agent

By:
Name:
Title:
C-2

EXHIBIT D
FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of [    ],    20[ ], by    [ADDITIONAL
GUARANTOR[s]] a [jurisdiction] [type of entity] ([each an][the] “Additional Guarantor”), in favor of CITIBANK, N.A., as Administrative Agent (in such capacity, the “Agent”) for the Banks under the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

PRELIMINARY STATEMENTS
1.WHEREAS, EATON CORPORATION, an Ohio corporation, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time party thereto and the Agent, have entered into a 364-Day $500,000,000 Revolving Credit Agreement, dated as of September 30, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
2.WHEREAS, the Credit Agreement requires or permits [each][the] Additional Guarantor to become a party to the Credit Agreement.
3.WHEREAS, [each][the] Additional Guarantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Credit Agreement as a Guarantor.

ACCORDINGLY, IT IS AGREED:
a.Guaranty. By executing and delivering this Joinder Agreement, [each][the] Additional Guarantor, as provided in Section 10.09 of the Credit Agreement, hereby becomes a party to the Credit Agreement as a “Guarantor” thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. [All notices and other communications provided to the Additional Guarantor[s] shall be at the address set forth pursuant to Section 11.01 of the Credit Agreement unless otherwise set forth in the signature page[s] hereto.] [Each][The] Additional Guarantor hereby represents and warrants that each of the representations and warranties made by it as a Credit Party in Article 4 of the Credit Agreement is true and correct in all material respects on and as of the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

b.GOVERNING LAW. THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, EQUITY, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
D-1

IN WITNESS WHEREOF, [each][the] undersigned [party] has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR[S]]

By:          Name:
Title:
D-2

EXHIBIT E

FORM OF NOTE

[INSERT BANK’S PORTION OF $500,000,000]            [INSERT DATE]

For value received, [each of] the undersigned, EATON CORPORATION, an Ohio corporation[, [Name[s] of Eligible Borrower[s]], a [jurisdiction of incorporation or organization] [type of entity]] ([the][each a] “Borrower”), hereby promises to pay to the order of [ ] (the “Bank”), for the account of its Applicable Lending Office, the principal amount of [INSERT BANK’S PORTION OF $500,000,000] ($[    ]), or, if less, the aggregate unpaid principal amount of all Loans of the Bank owed by such Borrower outstanding under the Credit Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as set forth in the Credit Agreement. [The][Each] Borrower further promises to pay interest at said office, in like money, from the date hereof on the unpaid principal amount owed to it hereof from time to time outstanding on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of Citibank, N.A. at its address specified in or pursuant to Section 11.01.
The Bank is authorized to record the name of [the] [each] Borrower, the date, the type and maturity thereof, the amount of each Loan of the Bank outstanding under the Credit Agreement, the date and amount of each repayment or prepayment of the principal hereof, and the date of each interest rate conversion or continuation pursuant to Section 2.11 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the information so recorded; provided that the failure of the Bank to make any such recordation (or any error in such recordation) shall not affect the obligations of any Borrower hereunder or under the Credit Agreement.
This note is one of the Notes referred to in the 364-Day $500,000,000 Revolving Credit Agreement dated as of September 30, 2024, among EATON CORPORATION, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time party thereto, and CITIBANK, N.A., as Administrative Agent (as the same may be amended from time to time, the “Credit Agreement”), and is entitled to the benefits thereof and is subject to prepayments in whole or in part as provided therein. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.
The payment in full of the principal of and interest on this note has been unconditionally guaranteed by the other Guarantors, pursuant to the provisions of the Credit Agreement.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.
THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

EATON CORPORATION

By:          Name:
Title:

By:          Name:
Title:

[Eligible Borrower]

By:          Name:
Title:

Note (cont’d)

LOANS AND PAYMENTS OF PRINCIPAL

Name of Borrower	Date	Amount of Loan	Type of Loan	Amount of Principal Repaid	Maturity Date	Notation Made By

EXHIBIT F
FORM OF NOTICE OF BORROWING

CITIBANK, N.A., as Administrative Agent for the Banks parties to the Revolving Credit Agreement referred to below
[    ] [Date]
Attention: Bank Loan Syndications Ladies and Gentlemen:
The undersigned, [EATON CORPORATION][Eligible Borrower], refers to the 364-Day
$500,000,000 Revolving Credit Agreement, dated as of September 30, 2024 (as amended or modified from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among EATON CORPORATION, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time parties thereto and CITIBANK, N.A., as Administrative Agent for said Banks, and hereby give you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Loan under the Credit Agreement, and in that connection set forth below the information relating to such Loan (the “Proposed Borrowing”) as required by Section 2.02 of the Credit Agreement:
i.The Business Day of the Proposed Borrowing is     , 20 .
ii.The Type of Loan comprising the Proposed Borrowing is an [ABR Loan] [Term Benchmark
Loan].
iii.The aggregate amount of the Proposed Borrowing is [$][€]    .
[(iv) The initial Interest Period for each T e r m B e n c h m a r k Loan made as part of the
Proposed Borrowing is [1][3][6] month[s].]
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:
1.immediately after giving effect to such Borrowing, the Aggregate Outstanding Amount will not exceed the Aggregate Commitments.
2.immediately before and after such Borrowing, no Default shall have occurred and be continuing.

3.the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date of such Proposed Borrowing, except (i) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (ii) that this clause (C) shall not apply to the representations and warranties set forth in Sections 4.04(c) and 4.12 of the Credit Agreement.

Very truly yours,
F-1

[EATON CORPORATION]
[Eligible Borrower]
By:          Name:
Title:

By:          Name:
Title:
F-2

EXHIBIT G-1
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Banks That Are Not Partnerships for U.S. Federal Income Tax Purposes)
Reference is hereby made to the 364-Day $500,000,000 Revolving Credit Agreement dated as of September 30, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eaton Corporation, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time party thereto and Citibank, N.A., as administrative agent.
Pursuant to the provisions of Section 8.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of any U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (iv) it is not a controlled foreign corporation related to any U.S. Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. person status on IRS Form W-8BEN or W8BEN-E. By executing this certificate, the undersigned agrees that
(1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[Name of Bank]
By:      Name:
Title:

Date:     , 20[ ]

G-1-1

EXHIBIT G-2
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships for U.S. Federal Income Tax Purposes)
Reference is hereby made to the 364-Day $500,000,000 Revolving Credit Agreement dated as of September 30, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eaton Corporation, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time party thereto and Citibank, N.A., as administrative agent.

Pursuant to the provisions of Section 8.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of any U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and
iv.it is not a controlled foreign corporation related to any U.S. Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished its participating Bank with a certificate of its non-U.S. person status on IRS Form W-8BEN or W8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[Name of Participant]

By:      Name:
Title:

Date:     , 20[ ]

G-2-1

EXHIBIT G-3
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes)
Reference is hereby made to the 364-Day $500,000,000 Revolving Credit Agreement dated as of September 30, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eaton Corporation, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time party thereto and Citibank, N.A., as administrative agent.

Pursuant to the provisions of Section 8.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any U.S. Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.

The undersigned has furnished its participating Bank with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[Name of Participant]

By:      Name:
Title:

Date:     , 20[ ]

G-3-1

EXHIBIT G-4
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Banks That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is hereby made to the 364-Day $500,000,000 Revolving Credit Agreement dated as of September 30, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eaton Corporation, the other Borrowers and Guarantors from time to time party thereto, the Banks from time to time party thereto and Citibank, N.A., as administrative agent.
Pursuant to the provisions of Section 8.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any U.S. Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption:
(i) an IRS Form W-8BEN or W8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[Name of Bank]

By:      Name:
Title:

Date:     , 20[ ]

G-4-1

Schedule 5.08 Existing Liens

•None
5.08-1